UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.

FDP BlackRock CoreAlpha Bond Fund

FDP BlackRock Invesco Value Fund

FDP BlackRock Janus Growth Fund

FDP BlackRock MFS Research International Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 05/31/2017

Item 1 – Report to Stockholders

MAY 31, 2017

ANNUAL REPORT

FDP Series, Inc.

➢	FDP BlackRock CoreAlpha Bond Fund
➢	FDP BlackRock MFS Research International Fund
➢	FDP BlackRock Janus Growth Fund
➢	FDP BlackRock Invesco Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. U.S. Treasuries posted mixed returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth. The Fed has responded to these positive developments by setting expectations for additional interest rate increases and by moving toward normalizing monetary policy.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.81%	17.47%
U.S. small cap equities (Russell 2000® Index)	4.33	20.36
International equities (MSCI Europe, Australasia, Far East Index)	17.91	16.44
Emerging market equities (MSCI Emerging Markets Index)	17.51	27.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.26	0.44
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.46	(1.76)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.52	1.58
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.52	1.58
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	13.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

FDP SERIES, INC.	MAY 31, 2017	3

Fund Summary as of May 31, 2017	FDP BlackRock CoreAlpha Bond Fund

Investment Objective

FDP BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

On December 14, 2016, the Board approved a proposal to change the name of the Fund from “FDP BlackRock Franklin Templeton Total Return Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. All of these changes became effective on March 10, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2017, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

During the period, the Fund’s asset allocation strategies benefited performance, as its holdings in spread sectors including securitized assets and investment grade corporate debt benefited from continued strengthening in credit sentiment. In addition, the Fund’s security selection within corporate credit contributed to relative performance, due largely to its overweight consumer cyclical credits exposure, particularly with respect to the consumer services and automotive industries.

•

Conversely, the Fund’s overall currency positioning was the largest detractor from relative performance. In particular, the Fund’s developed market currency strategies had a negative impact, driven largely by a short position in the Norwegian krone.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its positions in energy and basic materials within corporate credit, reducing the extent to which those sectors were underweight. Within energy, the Fund increased its exposure in the latter part of 2016 to midstream credits comprising companies principally engaged in the storage and transportation of oil and gas. The Fund also covered its underweight position in banks in response to a more favorable interest rate environment and improving credit outlook for certain credits within the segment.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund ended the period overweight in many of the credit sectors, including investment grade corporate bonds, agency mortgage-backed securities, and asset-backed securities. The Fund was underweight select non-corporate sectors, including emerging markets and U.S. Treasury securities. The Fund also held a non-benchmark allocation to high yield corporate debt. Within investment grade corporates, the Fund was overweight in consumer sectors, banks and select names within information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	MAY 31, 2017

FDP BlackRock CoreAlpha Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns prior to March 10, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name FDP BlackRock Franklin Templeton Total Return Fund.

[3]

A widely recognized unmanaged market-weighted index which is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended May 31, 2017

			Average Annual Total Returns[2,4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.32%	3.27%	3.31%	N/A	2.82%	N/A	4.54%	N/A
Investor A	2.00	3.14	3.16	(0.97)%	2.57	1.73%	4.29	3.87%
Investor C	1.53	2.86	2.58	1.58	2.00	2.00	3.71	3.71
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.52	1.58	N/A	2.24	N/A	4.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.70	$2.99	$1,000.00	$1,021.99	$2.97	0.59%
Investor A	$1,000.00	$1,031.40	$4.25	$1,000.00	$1,020.74	$4.23	0.84%
Investor C	$1,000.00	$1,028.60	$7.08	$1,000.00	$1,017.95	$7.04	1.40%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	MAY 31, 2017	5

Fund Summary as of May 31, 2017	FDP BlackRock MFS Research International Fund

Investment Objective

FDP BlackRock MFS Research International Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2017, the Fund’s Institutional and Investor A Shares outperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, while the Fund’s Investor C Shares underperformed the primary benchmark. For the same period, the Fund underperformed its secondary benchmark, the MSCI All Country World (ex U.S.) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•

During the 12-month period, stock selection within the energy and financial services sectors detracted from relative performance. In terms of individual holdings, the lack of a position in the banking and financial services company HSBC Holdings PLC (U.K.) and an overweight position in industry peer Lloyds Banking Group PLC (U.K.) detracted from performance. Also weighing on relative performance were the Fund’s overweight positions in Australian supply-chain logistics company Brambles Ltd., hotel and restaurant operator Whitbread PLC (U.K.), pharmaceutical companies Santen Pharmaceutical Co. Ltd. (Japan) and Novartis AG (Switzerland), Japanese telecommunications services (“telecom”) company KDDI Corp., food processing technology provider GEA Group AG (Germany), plumbing products manufacturer Toto Ltd. (Japan), and Japan Tobacco.

•

Conversely, stock selection within the information technology (“IT”) sector was a key contributor to performance relative to the benchmark. The top individual contributions to returns relative to the benchmark came from overweight positions in digital products manufacturer ARM Holdings PLC (U.K.) and electronics manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. The Fund’s holdings in U.K. mining companies Rio Tinto PLC and BHP Billiton PLC, German pharmaceutical company Bayer AG, French luxury products maker LVMH Moet Hennessy Louis Vuitton SE, and Chinese online and mobile commerce specialist Alibaba Group Holding Ltd.

also contributed to performance. Additionally, the lack of positions in pharmaceutical firms Novo Nordisk (Denmark) and Teva Pharmaceutical Industries Ltd. (Israel) were key contributors to performance. Moreover, although the sub-advisor does not actively manage currency within their strategy, the Fund’s currency exposure had a positive impact on relative performance.

Describe recent portfolio activity.

•

Within financials, the Fund continued to add to holdings that are not exposed to credit risk during the period, in anticipation of an increasing interest rate environment and the easing of banking regulations. In IT, the Fund favored stocks with reasonable valuations and a good combination of revenue growth and profitability, and positions in outperforming securities were trimmed to add IT services exposure. In telecommunications services, the Fund’s largest holdings remained in Japan, where the regulatory environment is favorable, but the Fund also invested in the top mobile operator in Thailand due to an attractive valuation opportunity. Additional new positions included a major cable operator in Sweden and a cellular tower company focusing on the Southern Europe region. Finally, in energy, the Fund focused on companies that are expected to outperform in a low oil-price environment, and trades included an oilfield services company with exposure to both conventional and nonconventional production methods.

Describe portfolio positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in the United Kingdom, Asia-Pacific ex-Japan, Japan, and Europe ex-U.K., and was overweight in emerging markets, North America, and developed Middle East & Africa markets.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	MAY 31, 2017

FDP BlackRock MFS Research International Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.

[3]	The index is an unmanaged broad-based index that measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	The index is a market capitalization index that measures performance in the developed and emerging markets, excluding the United States.

Performance Summary for the Period Ended May 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	18.54%	16.74%	N/A	8.25%	N/A	1.03%	N/A
Investor A	18.46	16.55	10.43%	7.98	6.82%	0.78	0.24%
Investor C	18.06	15.67	14.67	7.17	7.17	0.02	0.02
MSCI EAFE Index	17.91	16.44	N/A	10.21	N/A	1.06	N/A
MSCI All Country World (ex U.S.) Index	16.65	18.24	N/A	8.39	N/A	1.18	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[6]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,185.40	$6.70	$1,000.00	$1,018.80	$6.19	1.23%
Investor A	$1,000.00	$1,184.60	$8.06	$1,000.00	$1,017.55	$7.44	1.48%
Investor C	$1,000.00	$1,180.60	$12.18	$1,000.00	$1,013.76	$11.25	2.24%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	MAY 31, 2017	7

Fund Summary as of May 31, 2017	FDP BlackRock Janus Growth Fund

Investment Objective

FDP BlackRock Janus Growth Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2017, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

The main detractor from Fund performance for the period was stock selection in the consumer discretionary, health care and information technology (“IT”) sectors. Within health care, pharmaceutical manufacturer Bristol-Myers Squibb Co. was the largest detractor, while other notable underperformers included specialty pharmacy operator Diplomat Pharmacy, Inc. and hospital operator Universal Health Services, Inc. In the consumer discretionary sector, specialty retailer Tractor Supply Co. was the largest detractor, followed by auto parts specialist AutoZone Inc. Within IT, the Fund’s holding in Cognizant Technology Solutions Corp. detracted the most from performance.

•

The largest contributors to performance came from stock selection in industrials, followed by more modest outperformance in the telecommunication services (“telecom”) and consumer staples sectors. Within industrials, railroad company CSX Corp. was the strongest contrib-

utor. The Fund’s positive telecom performance came from its single holding within the sector, T-Mobile International AG. In consumer staples, tobacco producer Altria Group Inc. was the strongest contributor. Elsewhere, leading individual contributors included Alphabet Inc., Apple Inc. and Microsoft Corp. within IT, as well as internet retailer Amazon.com, Inc.

Describe recent portfolio activity.

•

The Fund continued to follow its philosophy of isolating stock selection as the driver of performance. In IT, the Fund increased its sector allocation from underweight to overweight versus the benchmark. The telecom sector also went from an underweight to a slight overweight relative to the benchmark. Increased allocations to industrials left the Fund only slightly underweight in the sector.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period overweight in consumer discretionary, energy, health care, IT, materials and telecom, and was underweight in consumer staples, financials, industrials and real estate.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	MAY 31, 2017

FDP BlackRock Janus Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund’s total returns prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name Marsico Growth FDP Fund.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended May 31, 2017

		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.56%	16.48%	N/A	11.97%	N/A	6.05%	N/A
Investor A	14.49	16.24	10.14%	11.69	10.49%	5.80	5.23%
Investor C	13.98	15.37	14.37	10.86	10.86	4.99	4.99
Russell 1000® Growth Index	15.71	20.27	N/A	15.98	N/A	8.77	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,145.60	$5.62	$1,000.00	$1,019.70	$5.29	1.05%
Investor A	$1,000.00	$1,144.90	$6.95	$1,000.00	$1,018.45	$6.54	1.30%
Investor C	$1,000.00	$1,139.80	$10.99	$1,000.00	$1,014.66	$10.35	2.06%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	MAY 31, 2017	9

Fund Summary as of May 31, 2017	FDP BlackRock Invesco Value Fund

Investment Objective

FDP BlackRock Invesco Value Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

During the period, stock selection in financials, specifically within banks and diversified financial companies, had a positive impact on relative return. The sector included a number of the portfolio’s top contributors, including Morgan Stanley, Citigroup, Inc., Bank of America Corp. and JPMorgan Chase & Co., all of which enjoyed strong performance as financials stocks gained momentum following the November 2016 U.S. elections. Strong stock selection within information technology (“IT”) also contributed significantly to relative performance. Specifically, holdings in Microsoft Corp. and Symantec Corp. in software & services and NetApp, Inc. in hardware & equipment were top performers. In addition, a lack of exposure to real estate aided relative performance, as this was one of the lagging sectors within the Russell 1000® Value Index. The Fund has remained underweight in these sectors on the view that they became overvalued as investors sought yield in a low interest rate environment. Finally, stock selection within industrials contributed to performance, with heavy equipment manufacturer Caterpillar, Inc. being a notable performer in the sector.

•

The Fund’s use of currency forward contracts also had a significant positive impact on the Fund’s relative performance, mainly due to strength in the U.S. dollar compared with the foreign currencies in which the Fund’s non-U.S. holdings were denominated.

•

Stock selection within health care was a large detractor from the Fund’s relative performance. In particular, a position in biotechnology company Gilead Sciences, Inc. posted negative returns for the period and underperformed the sector. A material overweight position in consumer discretionary stocks also detracted from performance. Specifically, luxury goods retailer Michael Kors Holdings Ltd., department store operator Target Corp., and media stocks Twenty-First Century Fox, Inc. and Viacom, Inc. were notable underperformers in the sector. Finally, stock selection within telecommunication services (“telecom”) detracted from relative performance for the period. In particular, a position in Frontier Communications Corp. underperformed as the company posted losses and announced layoffs.

Describe recent portfolio activity.

•

The Fund reduced its positions in the consumer discretionary sector, most notably in the media and retail industries. During the period, the Fund exited positions in Michael Kors Holdings Ltd, Target Corp., Viacom, Inc., and Frontier Communications Corp. New positions have mainly been added within the health care sector, especially in the biotechnology industry.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in financials, energy, consumer discretionary and health care, and was underweight in real estate, utilities, consumer staples, industrials, materials and telecom.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	MAY 31, 2017

FDP BlackRock Invesco Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks (convertible securities).

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/ book ratios and lower forecasted growth values.

Performance Summary for the Period Ended May 31, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.89%	17.03%	N/A	13.41%	N/A	5.10%	N/A
Investor A	2.77	16.77	10.64%	13.14	11.93%	4.84	4.27%
Investor C	2.41	15.90	14.90	12.28	12.28	4.04	4.04
Russell 1000® Value Index	5.55	14.66	N/A	14.67	N/A	5.15	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.90	$4.70	$1,000.00	$1,020.29	$4.68	0.93%
Investor A	$1,000.00	$1,027.70	$5.97	$1,000.00	$1,019.05	$5.94	1.18%
Investor C	$1,000.00	$1,024.10	$9.79	$1,000.00	$1,015.26	$9.75	1.94%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	MAY 31, 2017	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. The Manager has agreed to voluntarily waive 0.10%, 0.05% and 0.05% of its management fee payable by FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund and FDP BlackRock Invesco Value Fund, respectively. The Manager has agreed to contractually waive its management fee payable by FDP BlackRock Janus Growth Fund in an amount equal to 0.05% of FDP BlackRock Janus Growth Fund’s average daily net assets over $200 million. Also, effective March 10, 2017, the Manager has agreed to contractually waive its management fee payable by FDP BlackRock CoreAlpha Bond Fund to cap it at 0.32% through September 30, 2018. These contractual waiver agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of FDP Series, Inc. or by a vote of a majority of the outstanding voting securities of the relevant Fund. Regarding the voluntary waivers, the Manager is under no obligation to waive or to continue waiving its fees and such waivers may be reduced or discontinued at any time. Without such contractual or voluntary waivers, the performance of the Funds would have been lower. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	FDP SERIES, INC.	MAY 31, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2016 and held through May 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	13

Portfolio Information as of May 31, 2017

FDP BlackRock CoreAlpha Bond Fund
Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	41%
U.S. Government Sponsored Agency Securities	39
U.S. Treasury Obligations	13
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	1
Municipal Bonds	1
Preferred Securities	—	[2]
Common Stocks	—	[2]
Floating Rate Loan Interests	—	[2]
Warrants	—	[2]
TBA Sale Commitments	(5)

[1]	Total investments exclude short-term securities.

[2]	Represents less than 1% of total investments.

FDP BlackRock MFS Research International Fund
Ten Largest Holdings	Percent of Net Assets
Nestle SA, Registered Shares	4%
Roche Holding AG	3
Bayer AG, Registered Shares	3
Novartis AG, Registered Shares	2
Schneider Electric SE	2
UBS Group AG, Registered Shares	2
AIA Group Ltd.	2
Reckitt Benckiser Group PLC	2
Linde AG	2
Danone SA	2

Geographic Allocation	Percent of Net Assets
Japan	19%
Switzerland	16
United Kingdom	13
France	8
Germany	8
United States	6
Australia	4
Italy	3
Hong Kong	3
Spain	2
China	2
Netherlands	2
Other[1]	14

[1]

Other includes a 1% holding or less in each of the following countries: Austria, Belgium, Bermuda, Brazil, Canada, Denmark, India, Ireland, Israel, Luxembourg, Malaysia, Norway, Portugal, Singapore, South Africa, South Korea, Sweden, Taiwan and Thailand.

14	FDP SERIES, INC.	MAY 31, 2017

Portfolio Information as of May 31, 2017 (concluded)

FDP BlackRock Janus Growth Fund
Ten Largest Holdings	Percent of Net Assets
Alphabet, Inc., Class A	6%
Microsoft Corp.	3
Amazon.com, Inc.	4
Facebook, Inc., Class A	3
Apple, Inc.	3
Altria Group, Inc.	2
Visa, Inc., Class A	2
Walt Disney Co.	2
Comcast Corp., Class A	2
Adobe Systems, Inc.	2

Sector Allocation	Percent of Net Assets
Information Technology	34%
Consumer Discretionary	21
Health Care	16
Industrials	11
Consumer Staples	8
Materials	4
Financials	3
Real Estate	2
Telecommunication Services	1
Energy	1
Liabilities in Excess of Other Assets	(1)

FDP BlackRock Invesco Value Fund
Ten Largest Holdings	Percent of Net Assets
Citigroup, Inc.	6%
Bank of America Corp.	5
JPMorgan Chase & Co.	4
Carnival Corp.	4
Suncor Energy, Inc.	3
Cisco Systems, Inc.	3
Royal Dutch Shell PLC — ADR, Class A	2
General Motors Co.	2
Caterpillar, Inc.	2
Morgan Stanley	2

Sector Allocation	Percent of Net Assets
Financials	34%
Energy	15
Health Care	13
Information Technology	11
Consumer Discretionary	10
Industrials	10
Consumer Staples	3
Materials	2
Telecommunication Services	1
Utilities	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

FDP SERIES, INC.	MAY 31, 2017	15

Schedule of Investments May 31, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Diversified Financial Services — 0.0%
HoldCo 2 NPV, Class A (a)(b)		1,643,590	—
HoldCo 2 NPV, Class B (a)(b)		163,560	—

			—
Oil, Gas & Consumable Fuels — 0.1%
Energy XXI Gulf Coast, Inc. (b)		5,772	$150,245
Halcon Resources Corp. (b)		10,940	66,515

			216,760
Total Common Stocks — 0.1%			216,760

Asset-Backed Securities	Par (000)
American Express Credit Account Master Trust, Class A (c):
Series 2008-2, 2.25%, 9/15/20	USD	780	786,696
Series 2012-1, 1.26%, 1/15/20		410	410,046
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 1.23%, 5/15/20 (c)		560	560,324
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, 1.85%, 6/25/34 (c)		190	187,980
Argent Securities, Inc., Series 2005-W2, Class A2C, 1.38%, 10/25/35 (c)		135	133,316
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 1.52%, 2/26/35 (c)		119	110,419
Chase Issuance Trust, Series 2013-A6, Class A6, 1.41%, 7/15/20 (c)		880	882,978
Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 1.42%, 9/10/20 (c)		560	562,387
Colony American Homes (c)(d):
Series 2014-1A, Class A, 2.15%, 5/17/31		555	553,998
Series 2014-2A, Class C, 2.93%, 7/17/31		480	479,999
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (c)		83	89,666
Countrywide Asset-Backed Certificates (c):
Series 2004-1, Class M1, 1.77%, 3/25/34		54	53,424
Series 2005-11, Class AF4, 4.68%, 3/25/34		700	703,892
Exeter Automobile Receivables Trust (d):
Series 2015-1A, Class C, 4.10%, 12/15/20		300	306,399
Series 2017-2A, Class A, 2.11%, 6/15/21		658	657,976
GSAA Home Equity Trust, Series 2005-5, Class M3, 1.97%, 2/25/35 (c)		193	191,530
Home Equity Mortgage Trust, Series 2004-4, Class M3, 2.00%, 12/25/34 (c)		127	126,429

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Invitation Homes Trust (c)(d):
Series 2015-SFR1, Class B, 2.85%, 3/17/32	USD	350	$350,630
Series 2015-SFR2, Class C, 3.00%, 6/17/32		110	110,322
Series 2015-SFR3, Class C, 3.00%, 8/17/32		500	501,540
Morgan Stanley ABS Capital I Trust, Inc., Series 2005-WMC1, Class M2, 1.76%, 1/25/35 (c)		42	41,071
National Collegiate Student Loan Trust (c):
Series 2006-2, Class A3, 1.23%, 11/25/27		848	844,272
Series 2007-1, Class A3, 1.26%, 7/25/30		886	875,632
Series 2007-2, Class A2, 1.15%, 6/26/28		636	635,178
Santander Drive Auto Receivables Trust:
Series 2016-1, Class C, 3.09%, 4/15/22		750	760,607
Series 2017-2, Class B, 2.21%, 10/15/21		1,300	1,299,825
Series 2017-2, Class C, 2.79%, 8/15/22		730	729,830
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 2/15/29 (d)		360	367,407
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 5/25/26 (d)		600	603,281
Tricon American Homes Trust, Series 2015-SFR1, Class C, 2.90%, 5/17/32 (c)(d)		400	398,504
Total Asset-Backed Securities — 8.4%			14,315,558

Corporate Bonds
Aerospace & Defense — 0.6%
L3 Communications Corp., 4.75%, 7/15/20		500	535,079
Lockheed Martin Corp., 4.70%, 5/15/46		200	223,154
Rockwell Collins, Inc., 2.80%, 3/15/22		290	294,326

			1,052,559
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2016-1, Class AA, 3.10%, 1/07/30		200	199,000
Auto Components — 0.2%
Delphi Corp., 4.15%, 3/15/24		200	211,588
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		200	204,250

			415,838
Banks — 3.6%
Banco Comercial Portugues SA, 4.75%, 6/22/17	EUR	100	112,622
Banco Santander SA:
3.50%, 4/11/22	USD	400	408,113
4.25%, 4/11/27		200	204,380
Capital One Financial Corp., 2.50%, 5/12/20		125	125,741
Discover Bank, 3.10%, 6/04/20		1,000	1,021,143
HSBC Bank USA NA, 4.88%, 8/24/20		400	430,566
HSBC Holdings PLC:
3.60%, 5/25/23		800	825,319
4.30%, 3/08/26		400	426,881

Portfolio Abbreviations

ABS	Asset-Backed Security	CHF	Swiss Franc	JPY	Japanese Yen
ADR	American Depositary Receipts	EUR	Euro	RB	Revenue Bonds
ARB	Airport Revenue Bonds	GBP	British Pound	USD	U.S. Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

Corporate Bonds	Par (000)		Value
Banks (continued)
Shinhan Bank, 1.88%, 7/30/18 (d)	USD	300	$299,361
SVB Financial Group, 3.50%, 1/29/25		300	296,111
Wells Fargo & Co.:
2.50%, 3/04/21		500	503,729
3.58%, 5/22/28 (c)		370	374,433
Westpac Banking Corp., 2.25%, 11/09/20 (d)		600	602,562
Woori Bank, 4.75%, 4/30/24 (d)		450	467,459

			6,098,420
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 1/15/20		400	435,158
Biotechnology — 0.6%
Amgen, Inc., 2.65%, 5/11/22		200	201,215
Baxalta, Inc., 3.60%, 6/23/22		400	415,071
Gilead Sciences, Inc., 2.55%, 9/01/20		400	406,439

			1,022,725
Capital Markets — 3.6%
Goldman Sachs Group, Inc.:
2.75%, 9/15/20		2,000	2,025,700
3.75%, 5/22/25		300	307,131
3.75%, 2/25/26		1,100	1,124,716
4.80%, 7/08/44		200	218,230
Jefferies Group LLC, 4.85%, 1/15/27		400	420,619
Morgan Stanley:
2.65%, 1/27/20		500	506,447
2.75%, 5/19/22		200	200,348
3.88%, 1/27/26		600	618,786
4.30%, 1/27/45		700	714,830

			6,136,807
Chemicals — 0.5%
EI du Pont de Nemours & Co., 2.20%, 5/01/20		75	75,302
LYB International Finance BV, 4.00%, 7/15/23		700	744,952

			820,254
Commercial Services & Supplies — 0.5%
Aviation Capital Group Corp., 6.75%, 4/06/21 (d)		300	343,388
Park Aerospace Holdings Ltd., 5.50%, 2/15/24 (d)		200	210,625
Republic Services, Inc., 2.90%, 7/01/26		300	295,316

			849,329
Communications Equipment — 0.8%
Cisco Systems, Inc., 2.60%, 2/28/23		500	504,792
CommScope Technologies LLC, 5.00%, 3/15/27 (d)		400	400,000
Juniper Networks, Inc.:
4.50%, 3/15/24		300	319,014
4.35%, 6/15/25		200	210,113

			1,433,919
Consumer Finance — 1.2%
American Express Credit Corp., 1.88%, 5/03/19		125	125,103
CDK Global, Inc., 4.88%, 6/01/27 (d)		60	60,638
Ford Motor Credit Co. LLC, 3.16%, 8/04/20		1,000	1,018,021
Synchrony Financial, 2.70%, 2/03/20		900	905,793

			2,109,555
Containers & Packaging — 0.1%
Reynolds Group Issuer/Reynolds Group Issuer, Inc./Reynolds Group Issuer Lu LLC (d):
5.13%, 7/15/23		100	104,000
7.00%, 7/15/24		100	107,625

			211,625

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 5.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20	USD	250	$262,286
Bank of America Corp.:
5.63%, 7/01/20		500	548,083
2.88%, 4/24/23 (c)		300	299,983
3.88%, 8/01/25		300	310,705
3.50%, 4/19/26		800	803,894
Capital One Bank USA NA, 3.38%, 2/15/23		1,000	1,011,192
Citigroup, Inc.:
2.45%, 1/10/20		500	503,625
2.65%, 10/26/20		400	403,932
3.40%, 5/01/26		600	595,975
General Motors Financial Co., Inc.:
2.65%, 4/13/20		400	402,000
3.20%, 7/13/20		400	406,860
5.25%, 3/01/26		1,000	1,076,581
JPMorgan Chase & Co.:
2.40%, 6/07/21		500	500,819
3.22%, 3/01/25 (c)(e)		300	301,029
3.30%, 4/01/26		1,600	1,593,813

			9,020,777
Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
2.45%, 6/30/20		500	502,180
3.95%, 1/15/25		400	408,380
4.50%, 5/15/35		700	678,379
Verizon Communications, Inc.:
3.45%, 3/15/21		400	416,603
4.52%, 9/15/48		200	188,045

			2,193,587
Electric Utilities — 1.1%
Dominion Resources, Inc., 3.90%, 10/01/25		600	622,295
Public Service Electric & Gas Co., 3.00%, 5/15/27		500	504,570
Southern Co., 3.25%, 7/01/26		800	785,951

			1,912,816
Energy Equipment & Services — 0.5%
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23		500	495,260
Petrofac Ltd., 3.40%, 10/10/18 (d)		300	299,299

			794,559
Food & Staples Retailing — 0.1%
Lamb Weston Holdings, Inc. (d):
4.63%, 11/01/24		100	102,500
4.88%, 11/01/26		100	102,500

			205,000
Food Products — 0.7%
Kraft Heinz Foods Co.:
3.50%, 7/15/22		1,000	1,036,374
4.38%, 6/01/46		200	191,497

			1,227,871
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories:
2.35%, 11/22/19		500	503,106
3.75%, 11/30/26		500	510,229
Baxter International, Inc., 2.60%, 8/15/26		250	238,625
Becton Dickinson & Co. (e):
2.40%, 6/05/20		110	110,232
2.89%, 6/06/22		105	105,020
3.36%, 6/06/24		300	301,154
Boston Scientific Corp., 6.00%, 1/15/20		500	546,199
PerkinElmer, Inc., 5.00%, 11/15/21		600	651,813

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	17

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (continued)
Stryker Corp.:
3.50%, 3/15/26	USD	100	$102,712
4.63%, 3/15/46		100	106,698
Zimmer Holdings, Inc., 2.70%, 4/01/20		500	505,964

			3,681,752
Health Care Providers & Services — 0.6%
HCA, Inc., 5.88%, 5/01/23		200	218,376
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (d)		100	106,870
Providence St. Joseph Health Obligated Group, Series H, 2.75%, 10/01/26		355	342,800
Quest Diagnostics, Inc., 3.45%, 6/01/26		400	401,330

			1,069,376
Hotels, Restaurants & Leisure — 1.5%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (d)		200	208,060
McDonald’s Corp.:
2.63%, 1/15/22		2,000	2,021,904
4.70%, 12/09/35		300	326,445

			2,556,409
Household Durables — 0.2%
PulteGroup, Inc., 5.00%, 1/15/27		300	304,500
Household Products — 0.3%
Procter & Gamble Co., 2.45%, 11/03/26		500	490,522
Industrial Conglomerates — 0.1%
Vertiv Group Corp, 9.25%, 10/15/24 (d)		200	216,000
Insurance — 1.1%
Aflac, Inc., 3.63%, 6/15/23		500	529,287
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (d)		600	662,257
MetLife, Inc.:
3.60%, 4/10/24		600	633,099
3.00%, 3/01/25		100	100,388

			1,925,031
Internet Software & Services — 0.4%
eBay, Inc., 2.75%, 1/30/23		300	300,266
Expedia, Inc., 5.00%, 2/15/26		400	434,549

			734,815
IT Services — 0.9%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		300	323,663
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/19 (d)		500	511,914
First Data Corp., 5.00%, 1/15/24 (d)		200	207,098
Fiserv, Inc., 3.85%, 6/01/25		500	522,207

			1,564,882
Machinery — 0.1%
CNH Industrial Capital LLC, 3.88%, 10/15/21		100	102,000
Terex Corp., 5.63%, 2/01/25 (d)		100	102,500

			204,500
Media — 2.3%
21st Century Fox America, Inc., 3.00%, 9/15/22		600	611,882
Altice US Finance I Corp., 5.50%, 5/15/26 (d)		300	314,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 5/01/27 (d)		250	256,094
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		1,000	1,039,511
6.48%, 10/23/45		200	239,375
Hughes Satellite Systems Corp., 6.63%, 8/01/26		200	212,000

Corporate Bonds	Par (000)		Value
Media (continued)
NBCUniversal Media LLC, 4.45%, 1/15/43	USD	100	$105,058
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (d)		100	100,750
Time Warner, Inc.:
4.05%, 12/15/23		600	635,329
6.10%, 7/15/40		200	229,896
Wind Acquisition Finance SA, 7.38%, 4/23/21 (d)		200	208,400

			3,952,545
Metals & Mining — 0.2%
ArcelorMittal, 6.00%, 3/01/21		200	216,500
Southern Copper Corp., 5.88%, 4/23/45		150	157,444

			373,944
Multi-Utilities — 0.3%
Dominion Energy, Inc., 2.58%, 7/01/20		40	40,311
Sempra Energy, 3.75%, 11/15/25		400	414,137

			454,448
Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc., 4.35%, 4/01/47		100	105,097
Oil, Gas & Consumable Fuels — 3.0%
Buckeye Partners LP, 4.15%, 7/01/23		78	81,364
California Resources Corp., 8.00%, 12/15/22 (d)		200	149,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.50%, 1/15/21 (d)		100	116,750
Canadian Natural Resources, Ltd., 2.95%, 1/15/23		85	85,349
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		100	112,000
5.88%, 3/31/25		100	107,375
Enable Midstream Partners LP:
3.90%, 5/15/24		150	149,103
5.00%, 5/15/44		50	47,654
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 3/15/20 (d)		400	431,736
Energy Transfer Equity LP, 7.50%, 10/15/20		200	223,500
Ensco PLC, 5.75%, 10/01/44		200	142,096
Enterprise Products Operating LLC, 4.45%, 2/15/43		100	100,480
Magellan Midstream Partners LP, 5.00%, 3/01/26		500	560,119
MPLX LP, 4.00%, 2/15/25		200	203,116
ONEOK Partners LP, 4.90%, 3/15/25		53	57,195
Petroleos Mexicanos, 6.75%, 9/21/47		200	205,290
Sabine Pass Liquefaction LLC:
5.75%, 5/15/24		200	224,021
5.88%, 6/30/26		200	225,653
5.00%, 3/15/27		200	213,954
Sanchez Energy Corp., 6.13%, 1/15/23		150	132,000
Valero Energy Corp., 4.90%, 3/15/45		150	155,330
Western Gas Partners LP, 4.65%, 7/01/26		200	210,834
Williams Partners LP:
4.30%, 3/04/24		900	947,622
3.75%, 6/15/27		300	299,847

			5,182,138
Pharmaceuticals — 1.8%
Actavis Funding SCS, 3.00%, 3/12/20		400	408,770
Eli Lilly & Co.:
3.10%, 5/15/27		110	111,480
3.95%, 5/15/47		55	56,371
Johnson & Johnson, 2.95%, 3/03/27		1,000	1,018,385
Novartis Capital Corp., 3.40%, 5/06/24		1,000	1,048,891
Pfizer, Inc., 4.13%, 12/15/46		200	208,335

See Notes to Financial Statements.

18	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

Corporate Bonds	Par (000)		Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (d)	USD	200	$161,000

			3,013,232
Professional Services — 0.1%
Verisk Analytics, Inc., 4.00%, 6/15/25		85	88,009
Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp., 3.50%, 1/31/23		500	514,953
ERP Operating LP, 5.75%, 6/15/17		221	221,254
Hospitality Properties Trust, 4.50%, 6/15/23		135	142,329
Marriott International, Inc., 3.75%, 10/01/25		800	828,790
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/01/26		100	105,000
Omega Healthcare Investors, Inc., 4.95%, 4/01/24		300	313,906
Wyndham Worldwide Corp., 4.15%, 4/01/24		500	515,880

			2,642,112
Semiconductors & Semiconductor Equipment — 2.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24 (d)		1,200	1,222,176
Intel Corp.:
2.88%, 5/11/24		400	403,526
3.15%, 5/11/27		200	201,586
KLA-Tencor Corp., 4.65%, 11/01/24		160	173,584
Maxim Integrated Products, Inc., 3.38%, 3/15/23		1,000	1,019,302
NVIDIA Corp., 3.20%, 9/16/26		500	494,354
Seagate HDD Cayman, 4.88%, 3/01/24 (d)		200	200,576

			3,715,104
Software — 0.1%
MSCI, Inc., 4.75%, 8/01/26 (d)		100	102,750
Specialty Retail — 0.5%
Home Depot, Inc., 2.13%, 9/15/26		300	282,982
Toys R Us, Inc., 7.38%, 10/15/18		570	539,220

			822,202
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc., 4.25%, 2/09/47		200	209,833
DXC Technology Co., 4.25%, 4/15/24 (d)		300	311,800
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		1,000	1,039,983
4.90%, 10/15/25		700	740,569
Western Digital Corp., 7.38%, 4/01/23 (d)		100	109,450

			2,411,635
Tobacco — 0.9%
Altria Group, Inc.:
2.63%, 1/14/20		500	508,676
3.88%, 9/16/46		350	334,504
Philip Morris International, Inc., 4.25%, 11/10/44		300	306,518
Reynolds American, Inc., 5.70%, 8/15/35		400	468,862

			1,618,560
Wireless Telecommunication Services — 0.8%
American Tower Corp., 4.40%, 2/15/26		400	422,843
Crown Castle International Corp., 5.25%, 1/15/23		600	670,146
Sprint Communications, Inc., 6.00%, 11/15/22		300	319,500

			1,412,489
Total Corporate Bonds — 43.7%			74,781,851

Floating Rate Loan Interests	Par (000)		Value
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, 5.75%, 4/01/22 (c)	USD	32	$32,405
Total Floating Rate Loan Interests — 0.0%			32,405

Foreign Agency Obligations
Export-Import Bank of Korea, 2.25%, 1/21/20		800	798,257
Lithuania Government International Bond, 7.38%, 2/11/20 (d)		310	352,160
Mexico Government International Bond, 4.15%, 3/28/27		575	593,659
Uruguay Government International Bond, 5.10%, 6/18/50		100	100,600
Total Foreign Agency Obligations — 1.1%			1,844,676

Municipal Bonds
Port Authority of New York & New Jersey, ARB, 192nd Series, 4.81%, 10/15/65		200	226,990
Port Authority of New York & New Jersey, RB, 4.82%, 6/01/45		200	212,100
University of California, Refunding RB, Series J, 4.13%, 5/15/45		450	453,217
Total Municipal Bonds — 0.5%			892,307

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.3%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 2.92%, 10/25/34 (c)		108	105,569
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, 1.90%, 11/25/34 (c)		39	37,843
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (c)(d)		65	65,386
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 9/25/19		28	28,243
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 3.21%, 3/26/36 (c)(d)		113	112,754
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 3.00%, 11/25/34 (c)		77	78,331
Series 2007-3, Class 3A1, 5.50%, 4/25/22		11	11,017

			439,143
Commercial Mortgage-Backed Securities — 2.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class AJ, 5.70%, 7/10/46 (c)		90	89,325
Bear Stearns Commercial Mortgage Securities Trust (c):
Series 2005-T20, Class E, 5.11%, 10/12/42		800	789,907
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		35	35,598
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		102	96,784
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.54%, 4/20/50 (d)		313	312,008

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	19

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (d)	USD	400	$412,479
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (c)(d)		150	156,640
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (c)		170	171,671
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		653	31,868
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7 (c):
Class AJ, 5.76%, 7/10/38		382	360,035
Class AM, 5.76%, 7/10/38		80	79,681
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class B, 5.67%, 5/12/45 (c)		210	24,663
Series 2006-CB17, Class AM, 5.46%, 12/12/43		38	37,988
Morgan Stanley Capital I Trust (c):
Series 2006-HQ8, Class AJ, 5.45%, 3/12/44		42	42,151
Series 2007-IQ16, Class AM, 6.11%, 12/12/49		850	860,183

			3,500,981
Total Non-Agency Mortgage-Backed Securities— 2.3%			3,940,124

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.2%
JPMorgan Chase & Co., Series X, 6.10% (c)(f)		300	322,875
Total Preferred Securities — 0.2%			322,875

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.3%
Fannie Mae, 5.38%, 6/12/17		1,000	1,001,376
Freddie Mac, 6.25%, 7/15/32		800	1,138,027

			2,139,403
Collateralized Mortgage Obligations — 5.2%
Fannie Mae Connecticut Avenue Securities (c):
Series 2015-C01, Class 2M2, 5.57%, 2/25/25		657	710,843
Series 2014-C04, Class 1M2, 5.92%, 11/25/24		109	124,460
Series 2014-C04, Class 1M2, 6.02%, 11/25/24		227	256,800
Freddie Mac Structured Agency Credit Risk Debt Notes (c):
Series 2016-DNA1, Class M2, 3.92%, 7/25/28		250	260,571
Series 2016-HQA3, Class M2, 2.37%, 3/25/29		250	253,292
Series 2014-DN1, Class M2, 3.22%, 2/25/24		250	256,751
Series 2016-DNA2, Class M2, 3.22%, 10/25/28		1,150	1,174,570
Series 2016-HQA2, Class M2, 3.27%, 11/25/28		730	754,098
Series 2015-HQA1, Class M2, 3.67%, 3/25/28		1,272	1,305,169

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (c) (continued):
Series 2016-HQA1, Class M2, 3.77%, 9/25/28	USD	600	$623,695
Series 2015-HQA2, Class M2, 3.82%, 5/25/28		225	232,345
Series 2015-DNA3, Class M2, 3.87%, 4/25/28		1,078	1,117,818
Series 2015-HQ1, Class M3, 4.82%, 3/25/25		980	1,065,879
Series 2015-DN1, Class M3, 5.17%, 1/25/25		500	542,069
Series 2014-DN4, Class M3, 5.57%, 10/25/24		250	275,232

			8,953,592
Mortgage-Backed Securities — 35.4%
Fannie Mae Mortgage-Backed Securities:
1.87%, 9/01/34 (c)		242	243,770
2.40%, 5/01/33 (c)		11	10,885
2.71%, 10/01/32 (c)		36	36,229
2.81%, 4/01/35 (c)		17	17,624
3.00%, 6/01/40 (g)		3,000	3,016,523
3.17%, 4/01/35 (c)		138	144,437
3.50%, 6/01/25 — 6/01/47 (g)		9,221	9,530,085
4.00%, 6/01/47 (g)		1,925	2,033,889
4.50%, 6/01/47 — 7/01/47 (g)		15,537	16,746,877
5.00%, 8/01/35 — 6/01/47 (g)		5,608	6,165,501
5.50%, 11/01/34 — 3/01/36		1,102	1,245,617
6.00%, 6/01/21 — 9/01/38		410	461,524
6.50%, 1/01/36		26	29,695
Freddie Mac Mortgage-Backed Securities:
1.84%, 11/01/27 (c)		123	123,935
3.04%, 9/01/32 (c)		9	9,083
3.19%, 4/01/32 (c)		38	40,254
3.50%, 8/01/46		3,117	3,222,582
4.00%, 6/01/46 — 8/01/46		10,156	10,730,920
4.50%, 9/01/20		10	10,053
5.00%, 7/01/23 — 2/01/39		462	505,107
5.50%, 11/01/37		2	1,772
6.00%, 10/01/21 — 4/01/38		50	53,600
6.50%, 9/01/38		3	3,056
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/20/47 — 6/01/47 (g)		5,714	5,965,511
6.50%, 12/20/37 — 7/15/38		107	125,087

			60,473,616
Total U.S. Government Sponsored Agency Securities — 41.9%			71,566,611

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39		100	113,227
4.63%, 2/15/40		400	528,219
3.88%, 8/15/40		1,300	1,547,203
4.75%, 2/15/41		725	977,164
4.38%, 5/15/41		100	128,094
3.75%, 8/15/41		1,000	1,169,180
3.13%, 2/15/42		200	211,258
3.00%, 5/15/42		100	103,199
2.75%, 8/15/42		2,200	2,167,686
2.88%, 5/15/43		2,800	2,815,531
2.88%, 8/15/45		600	601,313
2.50%, 2/15/46		900	834,363

See Notes to Financial Statements.

20	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Inflation Indexed Bonds:
0.63%, 1/15/24	USD	2,194	$2,254,953
0.13%, 7/15/24		5,524	5,500,556
2.38%, 1/15/25		918	1,061,337
U.S. Treasury Notes:
3.13%, 5/15/21		3,300	3,488,073
2.00%, 10/31/21		1,100	1,113,750
Total U.S. Treasury Obligations — 14.4%			24,615,106

Warrants — 0.0%		Shares
Oil, Gas & Consumable Fuels — 0.0%
Halcon Resources Corp., (Issued/exercisable 9/13/16, 1 Share for 1 Warrant, Expires 9/09/20, Strike Price $14.04) (b)		583	496
Total Long-Term Investments (Cost — $191,229,517) — 112.6%			192,528,769

Short-Term Securities

Time Deposits		Par (000)
Europe — 0.0%
Brown Brother Harriman & Co., (0.57%), 6/01/17	EUR	5	5,715
United States — 0.0%
Brown Brothers Harriman & Co., 0.79%, 6/01/17	USD	5	4,606
Total Time Deposits — 0.0%			10,321

Money Market Funds — 8.2%		Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.67% (h)(i)		14,010,343	$14,010,343
Total Short-Term Securities (Cost — $14,020,664) — 8.2%			14,020,664
Total Investments Before TBA Sale Commitments (Cost — $205,250,181) — 120.8%			206,549,433

TBA Sale Commitments		Par (000)
Mortgage-Backed Securities — (5.7)%
Fannie Mae Mortgage-Backed Securities (g):
3.50%, 6/01/32 — 6/01/47	USD	4,263	(4,404,215)
4.50%, 6/01/47		4,087	(4,407,365)
5.00%, 6/01/47		375	(412,302)
Ginnie Mae Mortgage-Backed Securities, 3.50%, 6/01/47 (g)		400	(417,312)
Total TBA Sale Commitments (Proceeds — $9,585,142) — (5.7)%			(9,641,194)
Total Investments, Net of TBA Sale Commitments (Cost — $195,665,039) — 115.1%			196,908,239
Liabilities in Excess of Other Assets — (15.1)%			(25,899,035)

Net Assets — 100.0%			$171,009,204

Notes to Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	Variable rate security. Rate as of period end.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.

(f)	Perpetual security with no stated maturity date.

(g)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$1,737,167	$7,314
Citigroup Global Markets Inc.	$141,117	$(28,744)
Credit Suisse Securities (USA) LLC	$10,267,539	$62,711
Goldman Sachs & Co.	$(60,190)	$(388)
J.P. Morgan Securities LLC	$2,182,216	$9,628
Bank of America	$9,271,574	$53,648
Morgan Stanley	$596,960	$3,147
RBC Capital Markets	$1,022,416	$9,341
Wells Fargo Securities LLC	$(412,302)	$(2,029)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	21

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

(h)	During the year ended May 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	14,010,343	14,010,343	$14,010,343	$27,131	—	—

(i)	Current yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
97	2-Year U.S. Treasury Note	September 2017	$20,998,985	$4,397
158	5-Year U.S. Treasury Note	September 2017	$18,693,375	31,735
(72)	10-Year U.S. Treasury Note	September 2017	$9,093,375	(27,218)
(7)	10-Year U.S. Ultra Long Treasury Note	September 2017	$950,141	(5,179)
8	Long U.S. Treasury Bond	September 2017	$1,230,500	5,946
(2)	Ultra U.S. Treasury Bond	September 2017	$330,250	(3,754)

Total	$5,927

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$42,078	—	$42,078
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$36,151	—	$36,151

[1] Includes cumulative appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$286,187	—	$286,187
Forward foreign currency exchange contracts	—	—	—	$478,381	—	—	478,381
Options purchased[1]	—	—	—	183,416	—	—	183,416
Swaps	—	$(1,106,144)	—	—	12,549	—	(1,093,595)

Total	—	$(1,106,144)	—	$661,797	$298,736	—	$(145,611)

[1] Options purchased are included in the net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(72,305)	—	$(72,305)
Forward foreign currency exchange contracts	—	—	—	$(94,258)	—	—	(94,258)
Options purchased[2]	—	—	—	(22,677)	—	—	(22,677)
Swaps	—	$579,259	—	—	(1,378)	—	577,881

Total	—	$579,259	—	$(116,935)	$(73,683)	—	$388,641

[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

22	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (continued)	FDP BlackRock CoreAlpha Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,763,872
Average notional value of contracts — short	$6,626,347
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,693,107
Average amounts sold — in USD	$3,148,369
Options:
Average value of option contracts purchased	$713,660
Credit default swaps:
Average notional value — buy protection	$7,326,120
Average notional value — sell protection	$6,911,253
Currency swaps:
Average notional value — receives	$168,000

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$216,760	—	—	$216,760
Asset-Backed Securities	—	$14,315,558	—	14,315,558
Corporate Bonds	—	74,781,851	—	74,781,851
Floating Rate Loan Interests	—	32,405	—	32,405
Foreign Agency Obligations	—	1,844,676	—	1,844,676
Municipal Bonds	—	892,307	—	892,307
Non-Agency Mortgage-Backed Securities	—	3,940,124	—	3,940,124
Preferred Securities	—	322,875	—	322,875
U.S. Government Sponsored Agency Securities	—	71,566,611	—	71,566,611
U.S. Treasury Obligations	—	24,615,106	—	24,615,106
Warrants	496	—	—	496
Short-Term Securities:
Time Deposits	—	10,321	—	10,321
Money Market Funds	14,010,343	—	—	14,010,343
Liabilities:
Investments:
TBA Sale Commitments	—	(9,641,194)	—	(9,641,194)
Unfunded Floating Rate Loan Interests	—	—	$(3,808)	(3,808)

Total	$14,227,599	$182,680,640	$(3,808)	$196,904,431

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$42,078	—	—	$42,078
Liabilities:
Interest rate contracts	(36,151)	—	—	(36,151)

Total	$5,927	—	—	$5,927

[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	23

Schedule of Investments (concluded)	FDP BlackRock CoreAlpha Bond Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Values	Asset-Backed Securities	Floating Rate Loan Interests	Unfunded Floating Rate Interests	Total
Opening Balance, as of May 31, 2016	$2,829,260	$391,877	$(8,960)	$3,212,177
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts (premiums)	—	2,002	—	2,002
Net realized gain (loss)	38,066	(72,619)	—	(34,553)
Net change in unrealized appreciation (depreciation)[1,2]	25,160	83,373	5,152	113,685
Purchases	—	—	—	—
Sales	(2,892,486)	(404,633)	—	(3,297,119)

Closing Balance, as of May 31, 2017	—	—	$(3,808)	$(3,808)

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2017[2]	—	—	$5,152	$5,152

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at May 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

24	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments May 31, 2017	FDP BlackRock MFS Research International Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 3.8%
AMP Ltd.	235,162	$882,547
APA Group (a)	90,515	643,985
Brambles Ltd.	199,800	1,538,677
Caltex Australia Ltd.	20,203	497,102
Oil Search Ltd.	124,304	657,404
Orica Ltd.	44,587	651,743

		4,871,458
Austria — 0.3%
Erste Group Bank AG (b)	10,207	370,702
Belgium — 1.3%
KBC Group NV	22,751	1,713,326
Bermuda — 0.7%
Hiscox Ltd.	55,897	884,412
Brazil — 0.5%
AMBEV SA — ADR	104,678	597,711
Canada — 1.2%
Dollarama, Inc.	880	81,515
Element Fleet Management Corp.	18,416	116,698
Enbridge, Inc.	20,265	780,086
Ritchie Bros Auctioneers, Inc.	19,227	597,228

		1,575,527
China — 2.0%
Alibaba Group Holding Ltd. — ADR (b)	9,948	1,218,232
China Resources Gas Group Ltd.	208,000	637,401
CLP Holdings Ltd.	69,000	754,527

		2,610,160
Denmark — 0.2%
Jyske Bank A/S	4,134	220,856
France — 8.4%
BNP Paribas SA	27,657	1,952,594
Danone SA	28,149	2,092,291
L’Oreal SA	8,202	1,754,497
Legrand SA	10,674	732,460
LVMH Moet Hennessy Louis Vuitton SE	6,439	1,645,820
Schneider Electric SE (b)	32,775	2,525,213

		10,702,875
Germany — 7.7%
Bayer AG, Registered Shares	27,149	3,607,356
GEA Group AG	29,708	1,221,373
LEG Immobilien AG	19,060	1,798,942
Linde AG	10,969	2,098,916
Symrise AG	14,818	1,066,072

		9,792,659
Hong Kong — 2.8%
AIA Group Ltd.	323,400	2,288,233
Esprit Holdings Ltd. (b)	277,100	194,031
Techtronic Industries Co. Ltd.	230,000	1,086,863

		3,569,127
India — 0.8%
HDFC Bank Ltd. — ADR	11,178	981,428
Ireland — 0.6%
Paddy Power Betfair PLC	6,824	709,758
Israel — 1.3%
Check Point Software Technologies Ltd. (b)	8,279	927,662
Mellanox Technologies Ltd. (b)	15,740	747,650

		1,675,312
Italy — 3.3%
Cerved Information Solutions SpA	32,684	348,672
Enel SpA	250,765	1,342,443

Common Stocks	Shares	Value
Italy (continued)
Eni SpA	71,189	$1,131,552
Intesa Sanpaolo SpA	475,055	1,362,333

		4,185,000
Japan — 18.7%
AEON Financial Service Co. Ltd.	72,700	1,493,482
Daikin Industries Ltd.	16,100	1,577,996
Japan Tobacco, Inc.	39,200	1,473,172
KDDI Corp.	74,500	2,067,680
Koito Manufacturing Co. Ltd.	21,800	1,149,359
Kubota Corp.	106,800	1,689,417
Mitsui Fudosan Co. Ltd.	49,700	1,174,907
Nippon Paint Holdings Co. Ltd.	24,400	972,464
Nomura Research Institute Ltd.	17,600	669,832
Ryohin Keikaku Co. Ltd.	2,500	650,841
Santen Pharmaceutical Co. Ltd.	101,500	1,398,063
Shionogi & Co. Ltd.	17,300	925,095
Softbank Group Corp.	16,900	1,372,124
Sumitomo Mitsui Financial Group, Inc.	36,500	1,307,045
Sundrug Co. Ltd.	31,600	1,230,012
Terumo Corp.	13,800	560,828
Toto Ltd.	34,900	1,328,994
USS Co. Ltd.	82,500	1,660,680
Yamato Holdings Co. Ltd.	53,300	1,157,333

		23,859,324
Luxembourg — 0.6%
Grand City Properties SA	36,210	751,067
Malaysia — 0.4%
Malaysia Airports Holdings Bhd	264,400	537,449
Netherlands — 2.0%
ABN AMRO Group NV (c)	21,386	552,268
Akzo Nobel NV	24,404	2,039,680

		2,591,948
Norway — 0.9%
DNB ASA	68,282	1,157,968
Portugal — 0.7%
Galp Energia SGPS SA	59,583	919,508
Singapore — 0.6%
Broadcom Ltd.	3,194	764,899
South Africa — 0.3%
Clicks Group Ltd.	30,444	317,656
South Korea — 1.2%
NAVER Corp.	1,176	887,952
Samsung Electronics Co. Ltd.	331	659,254

		1,547,206
Spain — 2.2%
Aena SA (c)	3,212	649,040
Amadeus IT Group SA	19,871	1,160,379
Cellnex Telecom SAU (c)	47,030	986,354

		2,795,773
Sweden — 0.8%
Com Hem Holding AB	39,500	530,824
Telefonaktiebolaget LM Ericsson, Class B	57,998	422,746

		953,570
Switzerland — 15.8%
Julius Baer Group Ltd. (b)	20,142	1,044,418
Nestle SA, Registered Shares	53,295	4,550,409
Novartis AG, Registered Shares	34,752	2,843,936
Roche Holding AG	15,120	4,151,179
Schindler Holding AG, Participation Certificates	6,677	1,433,139
Sika AG, Bearer Shares	192	1,238,170

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	25

Schedule of Investments (continued)	FDP BlackRock MFS Research International Fund

Common Stocks	Shares	Value
Switzerland (continued)
Swiss Re AG	10,403	$948,550
UBS Group AG, Registered Shares (b)	145,954	2,326,288
Zurich Insurance Group AG	5,463	1,607,454

		20,143,543
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	192,439	1,304,577
Thailand — 0.6%
Advanced Info Service PCL, Foreign Registered Shares	149,400	758,843
United Kingdom — 13.0%
Barclays PLC	490,295	1,327,110
BP PLC	262,491	1,585,859
BT Group PLC	13,714	54,492
Cairn Energy PLC (b)	174,000	454,516
Croda International PLC	29,850	1,526,579
GKN PLC	375,310	1,695,057
Just Eat PLC (b)	75,269	651,890
Lloyds Banking Group PLC	1,917,680	1,745,549
Reckitt Benckiser Group PLC	21,879	2,244,004
RELX NV	99,144	2,057,249
Rio Tinto PLC	35,646	1,423,481
Vodafone Group PLC	152,334	454,926
WPP PLC	62,997	1,417,593

		16,638,305
United States — 5.7%
Aon PLC	10,134	1,326,642
Cognizant Technology Solutions Corp., Class A	27,437	1,835,810
EPAM Systems, Inc. (b)	9,602	805,416
Mastercard, Inc., Class A	11,975	1,471,488
PriceSmart, Inc.	4,987	440,103

Common Stocks		Shares	Value
United States (continued)
Schlumberger Ltd.		8,099	$563,609
Yum China Holdings, Inc. (b)		22,793	875,479

			7,318,547
Total Long-Term Investments (Cost — $92,384,064) — 99.4%			126,820,494

Short-Term Securities		Par (000)
Time Deposits
Europe — 0.2%
Citibank NA, (0.57)%, 06/01/17	EUR	159	179,094
Hong Kong — 0.0%
BNP Paribas, 0.01%, 06/01/17	HKD	212	27,242
Japan — 0.0%
Brown Brothers Harriman & Co., (0.24)%, 06/01/17	JPY	566	5,109
Switzerland — 0.1%
Brown Brothers Harriman & Co., (1.45)%, 06/01/17	CHF	147	151,370
Total Short-Term Securities (Cost — $362,815) — 0.3%			362,815
Total Investments (Cost — $92,746,879) — 99.7%			127,183,309
Other Assets Less Liabilities — 0.3%			376,330

Net Assets — 100.0%			$127,559,639

Notes to Schedule of Investments

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

26	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (concluded)	FDP BlackRock MFS Research International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$4,871,458	—	$4,871,458
Austria	—	370,702	—	370,702
Belgium	—	1,713,326	—	1,713,326
Bermuda	$884,412	—	—	884,412
Brazil	597,711	—	—	597,711
Canada	1,575,527	—	—	1,575,527
China	1,218,232	1,391,928	—	2,610,160
Denmark	—	220,856	—	220,856
France	—	10,702,875	—	10,702,875
Germany	—	9,792,659	—	9,792,659
Hong Kong	—	3,569,127	—	3,569,127
India	981,428	—	—	981,428
Ireland	—	709,758	—	709,758
Israel	1,675,312	—	—	1,675,312
Italy	—	4,185,000	—	4,185,000
Japan	—	23,859,324	—	23,859,324
Luxembourg	—	751,067	—	751,067
Malaysia	537,449	—	—	537,449
Netherlands	—	2,591,948	—	2,591,948
Norway	—	1,157,968	—	1,157,968
Portugal	—	919,508	—	919,508
Singapore	764,899	—	—	764,899
South Africa	—	317,656	—	317,656
South Korea	—	1,547,206	—	1,547,206
Spain	—	2,795,773	—	2,795,773
Sweden	530,824	422,746	—	953,570
Switzerland	—	20,143,543	—	20,143,543
Taiwan	—	1,304,577	—	1,304,577
Thailand	758,843	—	—	758,843
United Kingdom	—	16,638,305	—	16,638,305
United States	7,318,547	—	—	7,318,547
Short-Term Securities:
Time Deposits	—	362,815	—	362,815

Total	$16,843,184	$110,340,125	—	$127,183,309

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	27

Schedule of Investments May 31, 2017	FDP BlackRock Janus Growth Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
General Dynamics Corp.	7,541	$1,532,709
Northrop Grumman Corp.	3,601	933,451

		2,466,160
Airlines — 1.3%
United Continental Holdings, Inc. (a)	17,604	1,402,511
Auto Components — 1.1%
Delphi Automotive PLC	13,175	1,159,005
Beverages — 1.8%
Coca-Cola Co.	42,422	1,928,928
Biotechnology — 4.2%
Biogen, Inc. (a)	5,487	1,359,569
Celgene Corp. (a)	13,999	1,601,626
Regeneron Pharmaceuticals, Inc. (a)	3,580	1,643,435

		4,604,630
Building Products — 0.7%
AO Smith Corp.	14,481	794,572
Capital Markets — 1.0%
Blackstone Group LP	12,223	401,892
TD Ameritrade Holding Corp.	19,355	723,103

		1,124,995
Chemicals — 2.2%
Air Products & Chemicals, Inc.	10,246	1,476,039
Monsanto Co.	8,025	942,295

		2,418,334
Communications Equipment — 0.6%
CommScope Holding Co., Inc. (a)	16,326	603,899
Construction Materials — 1.1%
Vulcan Materials Co.	9,807	1,222,443
Consumer Finance — 0.4%
Synchrony Financial	14,445	387,848
Containers & Packaging — 1.0%
Sealed Air Corp.	24,224	1,076,030
Diversified Consumer Services — 0.7%
ServiceMaster Global Holdings, Inc. (a)	20,708	782,762
Diversified Financial Services — 0.7%
Intercontinental Exchange, Inc.	12,402	746,476
Electrical Equipment — 1.9%
AMETEK, Inc.	20,532	1,252,863
Sensata Technologies Holding NV (a)	21,489	868,800

		2,121,663
Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A	18,246	1,361,152
Flex Ltd. (a)	37,555	648,199

		2,009,351
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	9,468	1,708,311
Food Products — 0.8%
Hershey Co.	8,061	929,192
Health Care Equipment & Supplies — 2.4%
Boston Scientific Corp. (a)	53,708	1,451,727
Cooper Cos., Inc.	2,816	616,000
DexCom, Inc. (a)	7,973	532,916

		2,600,643
Health Care Providers & Services — 2.7%
Aetna, Inc.	8,869	1,284,763
Envision Healthcare Corp. (a)	11,924	651,170

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	8,787	$998,730

		2,934,663
Health Care Technology — 1.1%
athenahealth, Inc. (a)	9,361	1,254,187
Hotels, Restaurants & Leisure — 4.9%
Aramark	25,176	938,057
Dunkin’ Brands Group, Inc.	15,751	921,591
McDonald’s Corp.	9,138	1,378,833
Norwegian Cruise Line Holdings Ltd. (a)	8,274	413,452
Starbucks Corp.	26,885	1,710,155

		5,362,088
Insurance — 0.6%
Progressive Corp.	15,696	665,981
Internet & Direct Marketing Retail — 4.8%
Amazon.com, Inc. (a)	4,031	4,009,313
Priceline Group, Inc. (a)	670	1,257,651

		5,266,964
Internet Software & Services — 9.4%
Alphabet, Inc., Class A (a)	6,246	6,165,364
CoStar Group, Inc. (a)	3,081	805,897
Facebook, Inc., Class A (a)	21,576	3,267,901

		10,239,162
IT Services — 5.2%
Amdocs Ltd.	11,849	767,578
Gartner, Inc. (a)	5,306	634,598
Mastercard, Inc., Class A	15,930	1,957,478
Visa, Inc., Class A	24,348	2,318,660

		5,678,314
Leisure Products — 0.6%
Polaris Industries, Inc.	8,363	699,147
Life Sciences Tools & Services — 2.3%
Quintiles IMS Holdings, Inc. (a)	13,257	1,145,935
Thermo Fisher Scientific, Inc.	8,081	1,396,316

		2,542,251
Machinery — 1.2%
Illinois Tool Works, Inc.	9,124	1,288,491
Media — 4.0%
Comcast Corp., Class A	49,810	2,076,579
Walt Disney Co.	21,053	2,272,461

		4,349,040
Oil, Gas & Consumable Fuels — 0.6%
Anadarko Petroleum Corp.	4,559	230,366
Antero Resources Corp. (a)	5,176	106,470
Enterprise Products Partners LP	10,229	274,240

		611,076
Personal Products — 1.4%
Estee Lauder Cos., Inc., Class A	15,847	1,491,837
Pharmaceuticals — 3.7%
Allergan PLC	6,298	1,409,177
Eli Lilly & Co.	24,056	1,914,136
Jazz Pharmaceuticals PLC (a)	4,600	669,576

		3,992,889
Professional Services — 1.4%
Equifax, Inc.	5,965	816,012
Verisk Analytics, Inc. (a)	8,699	703,662

		1,519,674

See Notes to Financial Statements.

28	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (concluded)	FDP BlackRock Janus Growth Fund

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	15,386	$2,018,489
Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A (a)	12,803	446,569
Road & Rail — 1.6%
CSX Corp.	32,939	1,784,306
Semiconductors & Semiconductor Equipment — 1.8%
Microchip Technology, Inc.	10,759	896,225
Texas Instruments, Inc.	13,316	1,098,437

		1,994,662
Software — 11.9%
Activision Blizzard, Inc.	29,148	1,707,490
Adobe Systems, Inc. (a)	14,429	2,046,898
Cadence Design Systems, Inc. (a)	31,623	1,111,232
Microsoft Corp.	52,037	3,634,264
salesforce.com, Inc. (a)	19,638	1,760,350
SS&C Technologies Holdings, Inc.	15,548	584,294
Tyler Technologies, Inc. (a)	6,684	1,142,162
Ultimate Software Group, Inc. (a)	4,834	1,067,057

		13,053,747
Specialty Retail — 3.6%
AutoZone, Inc. (a)	1,404	850,712

Common Stocks	Shares	Value
Specialty Retail (continued)
L Brands, Inc.	10,686	$551,397
Lowe’s Cos., Inc.	23,318	1,836,759
Tractor Supply Co.	12,302	678,455

		3,917,323
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	20,996	3,207,349
Textiles, Apparel & Luxury Goods — 1.8%
Carter’s, Inc.	6,569	539,709
NIKE, Inc., Class B	27,596	1,462,312

		2,002,021
Tobacco — 2.4%
Altria Group, Inc.	35,222	2,657,148
Wireless Telecommunication Services — 1.0%
T-Mobile U.S., Inc. (a)	16,248	1,095,440
Total Investments (Cost — $84,899,707) — 100.7%		110,160,571
Liabilities in Excess of Other Assets — (0.7)%		(788,328)

Net Assets — 100.0%		$109,372,243

Notes to Schedule of Investments

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$110,160,571	—	—	$110,160,571

[1] See above Schedule of Investments for values in each industry.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	29

Schedule of Investments May 31, 2017	FDP BlackRock Invesco Value Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Arconic, Inc.	30,045	$825,336
Textron, Inc.	30,498	1,457,805

		2,283,141
Auto Components — 1.5%
Johnson Controls International PLC	37,505	1,566,226
Automobiles — 2.1%
General Motors Co.	64,466	2,187,331
Banks — 20.5%
Bank of America Corp.	211,377	4,736,959
Citigroup, Inc.	106,400	6,441,456
Citizens Financial Group, Inc.	36,918	1,258,904
Fifth Third Bancorp	79,254	1,881,490
JPMorgan Chase & Co.	47,907	3,935,560
KeyCorp	27,579	481,805
PNC Financial Services Group, Inc. (a)	500	59,350
U.S. Bancorp	8,508	432,972
Wells Fargo & Co.	40,839	2,088,506

		21,317,002
Biotechnology — 2.4%
AbbVie, Inc.	12,171	803,529
Biogen, Inc. (b)	3,709	918,759
Gilead Sciences, Inc.	11,574	751,037

		2,473,325
Capital Markets — 6.4%
Bank of New York Mellon Corp.	36,553	1,722,378
Goldman Sachs Group, Inc.	5,409	1,142,705
Morgan Stanley	50,872	2,123,397
State Street Corp.	20,222	1,647,284

		6,635,764
Chemicals — 0.6%
CF Industries Holdings, Inc.	25,143	676,347
Communications Equipment — 2.6%
Cisco Systems, Inc.	84,296	2,657,853
Consumer Finance — 1.4%
Ally Financial, Inc.	75,857	1,406,389
Electric Utilities — 0.7%
FirstEnergy Corp.	24,007	701,965
Electrical Equipment — 2.4%
Eaton Corp. PLC	23,443	1,814,019
Emerson Electric Co.	12,412	733,798

		2,547,817
Energy Equipment & Services — 1.1%
Halliburton Co.	23,319	1,053,786
Weatherford International PLC (b)	26,203	125,774

		1,179,560
Food & Staples Retailing — 2.1%
CVS Health Corp.	11,496	883,238
Wal-Mart Stores, Inc.	16,184	1,272,062

		2,155,300
Food Products — 0.3%
Mondelez International, Inc., Class A	7,228	336,753
Health Care Equipment & Supplies — 0.9%
Medtronic PLC	10,808	910,898
Health Care Providers & Services — 2.6%
Anthem, Inc.	8,328	1,518,611
Cardinal Health, Inc.	6,173	458,592
McKesson Corp.	4,483	731,132

		2,708,335

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 3.6%
Carnival Corp.	58,602	$3,754,630
Industrial Conglomerates — 1.1%
General Electric Co.	43,422	1,188,894
Insurance — 5.5%
Aflac, Inc.	7,596	572,586
Allstate Corp.	17,393	1,501,712
American International Group, Inc.	25,584	1,627,910
MetLife, Inc.	40,634	2,055,674

		5,757,882
Internet Software & Services — 2.0%
eBay, Inc. (b)	49,262	1,689,687
Yahoo!, Inc. (b)	8,182	411,718

		2,101,405
IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	10,954	732,932
PayPal Holdings, Inc. (b)	23,074	1,204,694

		1,937,626
Machinery — 2.7%
Caterpillar, Inc.	20,364	2,146,977
Ingersoll-Rand PLC	7,972	714,291

		2,861,268
Media — 3.3%
CBS Corp., Class B	10,806	660,355
Charter Communications, Inc., Class A (b)	1,795	620,262
Comcast Corp., Class A	23,805	992,430
Twenty-First Century Fox, Inc., Class B	44,752	1,203,829

		3,476,876
Metals & Mining — 0.4%
Alcoa Corp.	11,476	378,008
Oil, Gas & Consumable Fuels — 14.3%
BP PLC — ADR	55,182	1,994,829
Canadian Natural Resources Ltd.	29,810	859,312
Chevron Corp.	17,817	1,843,703
Devon Energy Corp.	42,100	1,430,558
Hess Corp.	27,531	1,263,397
Marathon Oil Corp.	84,943	1,105,958
Occidental Petroleum Corp.	14,434	850,596
QEP Resources, Inc. (b)	54,574	545,740
Royal Dutch Shell PLC — ADR, Class A	41,995	2,284,948
Suncor Energy, Inc.	87,335	2,734,459

		14,913,500
Paper & Forest Products — 0.9%
International Paper Co.	18,153	959,931
Personal Products — 0.8%
Unilever NV, Registered Shares	13,889	788,617
Pharmaceuticals — 7.6%
Merck & Co., Inc.	21,559	1,403,707
Mylan NV (b)	27,188	1,059,788
Novartis AG, Registered Shares	16,924	1,384,979
Pfizer, Inc.	64,799	2,115,687
Sanofi — ADR	39,282	1,947,994

		7,912,155
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	36,560	1,320,182
Software — 1.7%
Microsoft Corp.	25,258	1,764,019
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	8,148	1,088,817
Technology Hardware, Storage & Peripherals — 1.2%
NetApp, Inc.	30,012	1,215,186

See Notes to Financial Statements.

30	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (continued)	FDP BlackRock Invesco Value Fund

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.8%
Vodafone Group PLC	277,197	$827,814
Total Long-Term Investments (Cost — $71,137,680) — 99.9%		103,990,816

Short-Term Securities	Par (000)
Time Deposits — 0.7%
United States — 0.7%
JPMorgan Chase & Co., 0.79%, 6/01/2017	$698	697,959
Total Short-Term Securities (Cost — $697,959) — 0.7%		697,959
Total Investments (Cost — $71,835,639) — 100.6%		104,688,775
Liabilities in Excess of Other Assets — (0.6)%		(614,116)

Net Assets — 100.0%		$104,074,659

Notes to Schedule of Investments

(a)	During the year ended May 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Shares Purchased	Shares Sold	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
PNC Financial Services Group, Inc.	500	—	—	500	$59,350	$1,100	—	$14,480

(b)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	17,062	USD	17,588	Royal Bank of Canada	6/23/17	$53
USD	584,151	GBP	452,206	Barclays Bank PLC	6/23/17	1,122
USD	584,159	GBP	452,206	Canadian Imperial Bank of Commerce	6/23/17	1,131
USD	584,186	GBP	452,206	Goldman Sachs International	6/23/17	1,158
USD	584,184	GBP	452,206	Royal Bank of Canada	6/23/17	1,156

						4,620

CAD	15,991	USD	11,857	Barclays Bank PLC	6/23/17	(15)
GBP	7,945	USD	10,329	Royal Bank of Canada	6/23/17	(86)
USD	797,032	CAD	1,087,034	Barclays Bank PLC	6/23/17	(7,974)
USD	796,835	CAD	1,087,034	Canadian Imperial Bank of Commerce	6/23/17	(8,172)
USD	796,876	CAD	1,087,034	Goldman Sachs International	6/23/17	(8,131)
USD	796,823	CAD	1,087,034	Royal Bank of Canada	6/23/17	(8,183)
USD	297,062	CHF	295,312	Barclays Bank PLC	6/23/17	(8,262)
USD	297,035	CHF	295,312	Canadian Imperial Bank of Commerce	6/23/17	(8,290)
USD	297,020	CHF	295,312	Goldman Sachs International	6/23/17	(8,305)
USD	296,960	CHF	295,312	Royal Bank of Canada	6/23/17	(8,365)
USD	1,084,140	EUR	986,245	Barclays Bank PLC	6/23/17	(24,987)
USD	1,083,883	EUR	986,245	Canadian Imperial Bank of Commerce	6/23/17	(25,243)
USD	1,084,052	EUR	986,245	Goldman Sachs International	6/23/17	(25,075)
USD	1,083,844	EUR	986,245	Royal Bank of Canada	6/23/17	(25,283)

						(166,371)
Net Unrealized Depreciation						$(161,751)

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	31

Schedule of Investments (continued)	FDP BlackRock Invesco Value Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$4,620	—	—	$4,620
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$166,371	—	—	$166,371
For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts		—	—	—	$750,123	—	—	$750,123
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts		—	—	—	$(337,935)	—	—	$(337,935)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$11,746,432
Average amounts sold — in USD	$42,010

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$4,620	$166,371

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$4,620	$166,371

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$1,122	$(1,122)	—	—	—
Canadian Imperial Bank of Commerce	1,131	(1,131)	—	—	—
Goldman Sachs International	1,158	(1,158)	—	—	—
Royal Bank of Canada	1,209	(1,209)	—	—	—

Total	$4,620	$(4,620)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$41,238	$(1,122)	—	—	$40,116
Canadian Imperial Bank of Commerce	41,705	(1,131)	—	—	40,574
Goldman Sachs International	41,511	(1,158)	—	—	40,353
Royal Bank of Canada	41,917	(1,209)	—	—	40,708

Total	$166,371	$(4,620)	—	—	$161,751

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

32	FDP SERIES, INC.	MAY 31, 2017

Schedule of Investments (concluded)	FDP BlackRock Invesco Value Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$2,283,141	—	—	$2,283,141
Auto Components	1,566,226	—	—	1,566,226
Automobiles	2,187,331	—	—	2,187,331
Banks	21,317,002	—	—	21,317,002
Biotechnology	2,473,325	—	—	2,473,325
Capital Markets	6,635,764	—	—	6,635,764
Chemicals	676,347	—	—	676,347
Communications Equipment	2,657,853	—	—	2,657,853
Consumer Finance	1,406,389	—	—	1,406,389
Electric Utilities	701,965	—	—	701,965
Electrical Equipment	2,547,817	—	—	2,547,817
Energy Equipment & Services	1,179,560	—	—	1,179,560
Food & Staples Retailing	2,155,300	—	—	2,155,300
Food Products	336,753	—	—	336,753
Health Care Equipment & Supplies	910,898	—	—	910,898
Health Care Providers & Services	2,708,335	—	—	2,708,335
Hotels, Restaurants & Leisure	3,754,630	—	—	3,754,630
IT Services	1,937,626	—	—	1,937,626
Industrial Conglomerates	1,188,894	—	—	1,188,894
Insurance	5,757,882	—	—	5,757,882
Internet Software & Services	2,101,405	—	—	2,101,405
Machinery	2,861,268	—	—	2,861,268
Media	3,476,876	—	—	3,476,876
Metals & Mining	378,008	—	—	378,008
Oil, Gas & Consumable Fuels	14,913,500	—	—	14,913,500
Paper & Forest Products	959,931	—	—	959,931
Personal Products	788,617	—	—	788,617
Pharmaceuticals	6,527,176	$1,384,979	—	7,912,155
Semiconductors & Semiconductor Equipment	1,320,182	—	—	1,320,182
Software	1,764,019	—	—	1,764,019
Specialty Retail	1,088,817	—	—	1,088,817
Technology Hardware, Storage & Peripherals	1,215,186	—	—	1,215,186
Wireless Telecommunication Services	—	827,814	—	827,814
Short-Term Securities:
Time Deposits	—	697,959	—	697,959

Total	$101,778,023	$2,910,752	—	$104,688,775

Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$4,620	—	$4,620
Liabilities:
Forward foreign currency exchange contracts	—	(166,371)	—	(166,371)

Total	—	$(161,751)	—	$(161,751)

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	33

Statements of Assets and Liabilities

May 31, 2017	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund

Assets
Investments at value — unaffiliated[1]	$192,539,090	$127,183,309	$110,160,571	$104,629,425
Investments at value — affiliated[2]	14,010,343	—	—	59,350
Cash pledged for futures contracts	96,000	—	—	—
Foreign currency at value[3]	52,908	6,873	—	257
Receivables:
TBA sale commitments	9,585,142	—	—	—
Investments sold	527,298	1,391,679	364,781	—
Interest — unaffiliated	1,019,470	—	—	—
Dividends — affiliated	11,038	—	—	—
Dividends — unaffiliated	—	767,024	93,020	345,478
Capital shares sold	247,983	14,202	8,907	7,664
Variation margin on futures contracts	11,437	—	—	—
Principal paydowns	1,297	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,620
Prepaid expenses	21,241	20,415	19,857	19,781

Total assets	218,123,247	129,383,502	110,647,136	105,066,575

Liabilities
Bank overdraft	—	321,589	396,207	—
TBA sale commitments at value[4]	9,641,194	—	—	—
Payables:
Investments purchased	35,736,763	352,848	—	—
Capital shares redeemed	1,009,795	709,132	526,463	493,517
Income dividends	288,251	—	—	—
Investment advisory fees	90,804	170,396	138,090	117,265
Professional fees	88,786	53,691	52,672	51,053
Service and distribution fees	76,367	66,829	56,526	55,278
Accounting fees	50,967	43,220	31,776	31,099
Custodian fees	36,697	26,592	2,785	3,267
Transfer agent fees	33,460	23,452	20,350	22,936
Printing fees	18,109	36,451	34,908	36,011
Variation margin on futures contracts	13,411	—	—	—
Officer’s and Directors’ fees	2,402	2,212	2,164	2,224
Other affiliates	1,202	849	740	749
Other accrued expenses	22,027	16,602	12,212	12,146
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	—	166,371
Unfunded floating rate loan interests	3,808	—	—	—

Total liabilities	47,114,043	1,823,863	1,274,893	991,916

Net Assets	$171,009,204	$127,559,639	$109,372,243	$104,074,659

Net Assets Consist of
Paid-in capital	$173,199,426	$131,823,533	$80,536,973	$67,787,668
Undistributed (distributions in excess of) net investment income	(1,387,924)	882,978	52,095	254,438
Accumulated net realized gain (loss)	(2,048,950)	(39,589,563)	3,522,311	3,340,810
Net unrealized appreciation (depreciation)	1,246,652	34,442,691	25,260,864	32,691,743

Net Assets	$171,009,204	$127,559,639	$109,372,243	$104,074,659

[1] Investments at cost — unaffiliated	$191,239,838	$92,746,879	$84,899,707	$71,808,247
[2] Investments at cost — affiliated	$14,010,343	—	—	$27,392
[3] Foreign currency at cost	$51,794	$6,873	—	$257
[4] Proceeds from TBA sale commitments	$9,585,142	—	—	—

See Notes to Financial Statements.

34	FDP SERIES, INC.	MAY 31, 2017

Statements of Assets and Liabilities (concluded)

May 31, 2017	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund

Net Asset Value
Institutional:
Net assets	$6,868,440	$5,310,897	$4,787,231	$4,522,103

Shares outstanding[5]	668,482	409,069	290,486	269,868

Net asset value	$10.27	$12.98	$16.48	$16.76

Investor A:
Net assets	$95,020,383	$75,800,152	$64,535,222	$61,471,154

Shares outstanding[5]	9,244,796	5,876,864	4,057,191	3,703,437

Net asset value	$10.28	$12.90	$15.91	$16.60

Investor C:
Net assets	$69,120,381	$46,448,590	$40,049,790	$38,081,402

Shares outstanding[5]	6,724,374	3,643,569	2,817,362	2,338,349

Net asset value	$10.28	$12.75	$14.22	$16.29

[5] 100 million shares authorized, $0.10 par value.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	35

Statements of Operations

Year Ended May 31, 2017	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund

Investment Income
Interest — unaffiliated	$6,360,991	—	—	—
Dividends — affiliated	27,131	—	—	$1,100
Dividends — unaffiliated	26,909	$3,901,581	$1,476,400	2,964,847
Other income	88,674	—	—	—
Foreign taxes withheld	(3,237)	(365,037)	—	(69,060)

Total investment income	6,500,468	3,536,544	1,476,400	2,896,887

Expenses
Service and distribution — class specific	1,074,207	910,009	793,129	814,285
Investment advisory	793,212	1,252,315	980,236	875,358
Transfer agent — class specific	232,075	167,913	150,082	154,753
Professional	99,570	92,512	68,263	60,041
Accounting services	50,177	39,772	29,771	29,591
Registration	44,387	43,009	41,486	42,008
Printing	40,772	35,924	32,811	34,366
Custodian	25,907	132,879	14,537	13,459
Officer and Directors	25,851	24,927	24,644	24,779
Miscellaneous	23,981	20,319	15,371	15,406

Total expenses	2,410,139	2,719,579	2,150,330	2,064,046
Less:
Fees waived by the Manager	(35,022)	(139,146)	(61,265)	(59,926)
Fees paid indirectly	(22,285)	(1,344)	(136)	(6,807)

Total expenses after fees waived and paid indirectly	2,352,832	2,579,089	2,088,929	1,997,313

Net investment income (loss)	4,147,636	957,455	(612,529)	899,574

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,799,062)[1]	2,179,105	8,648,688	9,051,755
Futures contracts	286,187	—	—	—
Forward foreign currency exchange contracts	478,381	—	—	750,123
Foreign currency transactions	62,319	(53,793)	—	(30,059)
Swaps	(1,093,595)	—	—	—

	(2,065,770)	2,125,312	8,648,688	9,771,819

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,901,875	16,301,747	9,154,926	9,737,992
Investments — affiliated	—	—	—	14,480
Futures contracts	(72,305)	—	—	—
Forward foreign currency exchange contracts	(94,258)	—	—	(337,935)
Foreign currency translations	2,900	23,523	—	2,991
Swaps	577,881	—	—	—
Unfunded floating rate loan interests	5,152	—	—	—

	3,321,245	16,325,270	9,154,926	9,417,528

Net realized and unrealized gain	1,255,475	18,450,582	17,803,614	19,189,347

Net Increase in Net Assets Resulting from Operations	$5,403,111	$19,408,037	$17,191,085	$20,088,921

[1] Net of $3,301 foreign capital gain tax.

See Notes to Financial Statements.

36	FDP SERIES, INC.	MAY 31, 2017

Statements of Changes in Net Assets

	FDP BlackRock CoreAlpha Bond Fund		FDP BlackRock MFS Research International Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$4,147,636	$3,972,415	$957,455	$1,106,875
Net realized gain (loss)	(2,065,770)	(2,106,561)	2,125,312	(8,202,690)
Net change in unrealized appreciation (depreciation)	3,321,245	(3,776,036)	16,325,270	(17,456,757)

Net increase (decrease) in net assets resulting from operations	5,403,111	(1,910,182)	19,408,037	(24,552,572)

Distributions to Shareholders[1]
From net investment income:
Institutional	(103,956)	(281,287)	(81,732)	(74,484)
Investor A	(1,079,778)	(3,207,475)	(702,227)	(640,771)
Investor C	(1,124,895)	(3,948,736)	(287,407)	(180,101)

From net realized gain:
Institutional	—	(58,428)	—	—
Investor A	—	(711,340)	—	—
Investor C	—	(1,043,502)	—	—

From return of capital:
Institutional	(81,411)	—	—	—
Investor A	(835,787)	—	—	—
Investor C	(787,081)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(4,012,908)	(9,250,768)	(1,071,366)	(895,356)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(50,248,713)	(16,110,459)	(44,737,219)	(6,864,839)

Net Assets
Total decrease in net assets	(48,858,510)	(27,271,409)	(26,400,548)	(32,312,767)
Beginning of year	219,867,714	247,139,123	153,960,187	186,272,954

End of year	$171,009,204	$219,867,714	$127,559,639	$153,960,187

Undistributed (distributions in excess of) net investment income, end of year	$(1,387,924)	$(1,551,185)	$882,978	$1,046,314

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	37

Statements of Changes in Net Assets (concluded)

	FDP BlackRock Janus Growth Fund		FDP BlackRock Invesco Value Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income (loss)	$(612,529)	$(1,778,618)	$899,574	$1,235,927
Net realized gain	8,648,688	10,334,627	9,771,819	6,710,203
Net change in unrealized appreciation (depreciation)	9,154,926	(14,186,494)	9,417,528	(21,097,895)

Net increase (decrease) in net assets resulting from operations	17,191,085	(5,630,485)	20,088,921	(13,151,765)

Distributions to Shareholders[1]
From net investment income:
Institutional	—	—	(129,685)	(113,866)
Investor A	—	—	(1,195,590)	(1,025,859)
Investor C	—	—	(1,096,409)	(900,855)
From net realized gain:
Institutional	(304,459)	(788,811)	(160,090)	—
Investor A	(3,175,609)	(8,197,706)	(1,638,629)	—
Investor C	(4,797,952)	(13,286,818)	(2,251,146)	—

Decrease in net assets resulting from distributions to shareholders	(8,278,020)	(22,273,335)	(6,471,549)	(2,040,580)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(35,307,275)	3,752,179	(45,893,229)	(7,730,707)

Net Assets
Total decrease in net assets	(26,394,210)	(24,151,641)	(32,275,857)	(22,923,052)
Beginning of year	135,766,453	159,918,094	136,350,516	159,273,568

End of year	$109,372,243	$135,766,453	$104,074,659	$136,350,516

Undistributed (accumulated) net investment income (loss), end of year	$52,095	$(523,896)	$254,438	$838,812

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	FDP SERIES, INC.	MAY 31, 2017

Financial Highlights	FDP BlackRock CoreAlpha Bond Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.67	$10.75	$10.71	$10.56	$10.20	$10.67	$10.76	$10.71	$10.57

Net investment income[1]	0.27	0.23	0.23	0.28	0.30	0.24	0.21	0.20	0.26	0.27
Net realized and unrealized gain (loss)	0.06	(0.24)	0.05	0.06	0.23	0.08	(0.25)	0.04	0.06	0.23

Net increase (decrease) from investment operations	0.33	(0.01)	0.28	0.34	0.53	0.32	(0.04)	0.24	0.32	0.50

Distributions:[2]
From net investment income	(0.14)	(0.23)	(0.23)	(0.29)	(0.38)	(0.14)	(0.20)	(0.20)	(0.26)	(0.36)
From net realized gain	—	(0.23)	(0.13)	(0.01)	—	—	(0.23)	(0.13)	(0.01)	—
From return of capital	(0.12)	—	—	—	—	(0.10)	—	—	—	—

Total distributions	(0.26)	(0.46)	(0.36)	(0.30)	(0.38)	(0.24)	(0.43)	(0.33)	(0.27)	(0.36)

Net asset value, end of year	$10.27	$10.20	$10.67	$10.75	$10.71	$10.28	$10.20	$10.67	$10.76	$10.71

Total Return[3]
Based on net asset value	3.31%	0.05%	2.61%	3.18%	5.03%	3.16%	(0.20)%	2.26%	3.03%	4.67%

Ratios to Average Net Assets
Total expenses	0.67%	0.82%	0.69%	0.68%	0.71%	0.92%	1.07%	0.94%	0.93%	0.95%

Total expenses after fees waived and paid indirectly	0.64%	0.81%	0.69%	0.68%	0.71%	0.89%	1.06%	0.94%	0.93%	0.95%

Net investment income	2.63%	2.26%	2.12%	2.71%	2.76%	2.38%	2.01%	1.87%	2.46%	2.51%

Supplemental Data
Net assets, end of year (000)	$6,868	$7,507	$7,455	$6,791	$5,506	$95,020	$86,870	$97,067	$86,986	$63,283

Portfolio turnover rate[4]	277%	315%	283%	296%	322%	277%	315%	283%	296%	322%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Portfolio turnover rate (excluding MDRs)	175%	115%	80%	137%	128%	175%	115%	80%	137%	128%

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	39

Financial Highlights (concluded)	FDP BlackRock CoreAlpha Bond Fund

	Investor C
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.67	$10.76	$10.71	$10.57

Net investment income[1]	0.19	0.15	0.14	0.20	0.21
Net realized and unrealized gain (loss)	0.07	(0.24)	0.04	0.06	0.23

Net increase (decrease) from investment operations	0.26	(0.09)	0.18	0.26	0.44

Distributions:[2]
From net investment income	(0.11)	(0.15)	(0.14)	(0.20)	(0.30)
From net realized gain	—	(0.23)	(0.13)	(0.01)	—
From return of capital	(0.07)	—	—	—	—

Total distributions	(0.18)	(0.38)	(0.27)	(0.21)	(0.30)

Net asset value, end of year	$10.28	$10.20	$10.67	$10.76	$10.71

Total Return[3]
Based on net asset value	2.58%	(0.76)%	1.69%	2.45%	4.10%

Ratios to Average Net Assets
Total expenses	1.48%	1.63%	1.50%	1.49%	1.51%

Total expenses after fees waived and paid indirectly	1.45%	1.62%	1.50%	1.49%	1.51%

Net investment income	1.84%	1.45%	1.31%	1.90%	1.96%

Supplemental Data
Net assets, end of year (000)	$69,120	$125,490	$142,617	$138,904	$116,996

Portfolio turnover rate[4]	277%	315%	283%	296%	322%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,
	2017	2016	2015	2014	2013

Portfolio turnover rate (excluding MDRs)	175%	115%	80%	137%	128%

See Notes to Financial Statements.

40	FDP SERIES, INC.	MAY 31, 2017

Financial Highlights	FDP BlackRock MFS Research International Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.28	$13.05	$13.32	$11.77	$9.45	$11.20	$12.97	$13.24	$11.70	$9.41

Net investment income[1]	0.16	0.16	0.17	0.28	0.19	0.13	0.13	0.14	0.25	0.16
Net realized and unrealized gain (loss)	1.70	(1.78)	(0.18)	1.45	2.31	1.70	(1.78)	(0.17)	1.45	2.29

Net increase (decrease) from investment operations	1.86	(1.62)	(0.01)	1.73	2.50	1.83	(1.65)	(0.03)	1.70	2.45

Distributions from net investment income[2]	(0.16)	(0.15)	(0.26)	(0.18)	(0.18)	(0.13)	(0.12)	(0.24)	(0.16)	(0.16)

Net asset value, end of year	$12.98	$11.28	$13.05	$13.32	$11.77	$12.90	$11.20	$12.97	$13.24	$11.70

Total Return[3]
Based on net asset value	16.74%	(12.57)%	(0.04)%	14.88%	26.81%	16.55%	(12.85)%	(0.25)%	14.67%	26.34%

Ratios to Average Net Assets
Total expenses	1.30%	1.44%	1.26%	1.23%	1.27%	1.55%	1.68%	1.51%	1.48%	1.51%

Total expenses after fees waived and/or paid indirectly	1.20%	1.34%	1.26%	1.23%	1.27%	1.45%	1.58%	1.51%	1.48%	1.51%

Net investment income	1.40%	1.37%	1.32%	2.21%	1.73%	1.15%	1.12%	1.09%	2.00%	1.51%

Supplemental Data
Net assets, end of year (000)	$5,311	$5,817	$6,478	$5,961	$4,768	$75,800	$60,141	$70,702	$62,636	$43,560

Portfolio turnover rate	30%	37%	27%	29%	34%	30%	37%	27%	29%	34%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	41

Financial Highlights (concluded)	FDP BlackRock MFS Research International Fund

	Investor C
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.06	$12.81	$13.08	$11.57	$9.29

Net investment income[1]	0.03	0.04	0.04	0.14	0.07
Net realized and unrealized gain (loss)	1.70	(1.77)	(0.17)	1.44	2.28

Net increase (decrease) from investment operations	1.73	(1.73)	(0.13)	1.58	2.35

Distributions from net investment income[2]	(0.04)	(0.02)	(0.14)	(0.07)	(0.07)

Net asset value, end of year	$12.75	$11.06	$12.81	$13.08	$11.57

Total Return[3]
Based on net asset value	15.67%	(13.52)%	(0.97)%	13.72%	25.46%

Ratios to Average Net Assets
Total expenses	2.31%	2.44%	2.26%	2.24%	2.27%

Total expenses after fees waived and/or paid indirectly	2.21%	2.34%	2.26%	2.24%	2.27%

Net investment income	0.29%	0.34%	0.29%	1.16%	0.69%

Supplemental Data
Net assets, end of year (000)	$46,449	$88,002	$109,093	$108,426	$89,448

Portfolio turnover rate	30%	37%	27%	29%	34%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

42	FDP SERIES, INC.	MAY 31, 2017

Financial Highlights	FDP BlackRock Janus Growth Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.01	$17.66	$17.11	$15.23	$12.63	$14.55	$17.23	$16.75	$14.94	$12.43

Net investment income (loss)[1]	0.02	(0.08)	(0.02)	(0.02)	0.07	(0.01)	(0.12)	(0.06)	(0.06)	0.04
Net realized and unrealized gain (loss)	2.34	(0.30)	1.60	2.67	2.53	2.26	(0.29)	1.57	2.62	2.47

Net increase (decrease) from investment operations	2.36	(0.38)	1.58	2.65	2.60	2.25	(0.41)	1.51	2.56	2.51

Distributions from net realized gain[2]	(0.89)	(2.27)	(1.03)	(0.77)	—	(0.89)	(2.27)	(1.03)	(0.75)	—

Net asset value, end of year	$16.48	$15.01	$17.66	$17.11	$15.23	$15.91	$14.55	$17.23	$16.75	$14.94

Total Return[3]
Based on net asset value	16.48%	(2.81)%	9.55%	17.70%	20.59%	16.24%	(3.08)%	9.32%	17.42%	20.19%

Ratios to Average Net Assets
Total expenses	1.10%	1.35%	1.10%	1.07%	1.13%	1.35%	1.60%	1.35%	1.32%	1.38%

Total expenses after fees waived and/or paid indirectly	1.05%	1.30%	1.05%	1.02%	1.08%	1.30%	1.55%	1.30%	1.27%	1.33%

Net investment income (loss)	0.15%	(0.54)%	(0.09)%	(0.10)%	0.54%	(0.09)%	(0.79)%	(0.34)%	(0.35)%	0.30%

Supplemental Data
Net assets, end of year (000)	$4,787	$5,397	$5,959	$5,597	$4,789	$64,535	$53,675	$61,289	$55,133	$40,097

Portfolio turnover rate	48%	128%	86%	101%	127%	48%	128%	86%	101%	127%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	43

Financial Highlights (concluded)	FDP BlackRock Janus Growth Fund

	Investor C
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.19	$15.93	$15.68	$14.08	$11.79

Net investment loss[1]	(0.11)	(0.21)	(0.17)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	2.03	(0.26)	1.45	2.46	2.35

Net increase (decrease) from investment operations	1.92	(0.47)	1.28	2.29	2.29

Distributions from net realized gain[2]	(0.89)	(2.27)	(1.03)	(0.69)	—

Net asset value, end of year	$14.22	$13.19	$15.93	$15.68	$14.08

Total Return[3]
Based on net asset value	15.37%	(3.85)%	8.46%	16.48%	19.42%

Ratios to Average Net Assets
Total expenses	2.12%	2.36%	2.11%	2.08%	2.13%

Total expenses after fees waived and/or paid indirectly	2.06%	2.31%	2.06%	2.03%	2.08%

Net investment loss	(0.86)%	(1.55)%	(1.10)%	(1.11)%	(0.46)%

Supplemental Data
Net assets, end of year (000)	$40,050	$76,694	$92,669	$93,094	$80,148

Portfolio turnover rate	48%	128%	86%	101%	127%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

44	FDP SERIES, INC.	MAY 31, 2017

Financial Highlights	FDP BlackRock Invesco Value Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.12	$16.68	$15.78	$13.36	$9.97	$14.98	$16.53	$15.63	$13.26	$9.89

Net investment income[1]	0.22	0.23	0.18	0.21	0.16	0.18	0.19	0.14	0.17	0.13
Net realized and unrealized gain (loss)	2.33	(1.47)	0.99	2.30	3.36	2.31	(1.46)	0.97	2.28	3.35

Net increase (decrease) from investment operations	2.55	(1.24)	1.17	2.51	3.52	2.49	(1.27)	1.11	2.45	3.48

Distributions:[2]
From net investment income	(0.40)	(0.32)	(0.27)	(0.09)	(0.13)	(0.36)	(0.28)	(0.21)	(0.08)	(0.11)
From net realized gain	(0.51)	—	—	—	—	(0.51)	—	—	—	—

Total distributions	(0.91)	(0.32)	(0.27)	(0.09)	(0.13)	(0.87)	(0.28)	(0.21)	(0.08)	(0.11)

Net asset value, end of year	$16.76	$15.12	$16.68	$15.78	$13.36	$16.60	$14.98	$16.53	$15.63	$13.26

Total Return[3]
Based on net asset value	17.03%	(7.54)%	7.49%	18.89%	35.68%	16.77%	(7.78)%	7.19%	18.56%	35.47%

Ratios to Average Net Assets
Total expenses	0.99%	1.20%	1.00%	0.98%	1.06%	1.24%	1.45%	1.25%	1.22%	1.30%

Total expenses after fees waived and/or paid indirectly	0.94%	1.20%	1.00%	0.98%	1.06%	1.19%	1.45%	1.25%	1.22%	1.30%

Net investment income	1.36%	1.54%	1.13%	1.43%	1.37%	1.11%	1.29%	0.88%	1.19%	1.13%

Supplemental Data
Net assets, end of year (000)	$4,522	$5,376	$5,890	$5,373	$4,330	$61,471	$53,623	$60,815	$54,119	$38,807

Portfolio turnover rate	14%	15%	19%	14%	13%	14%	15%	19%	14%	13%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	MAY 31, 2017	45

Financial Highlights (concluded)	FDP BlackRock Invesco Value Fund

	Investor C
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.71	$16.24	$15.37	$13.09	$9.77

Net investment income[1]	0.06	0.08	0.02	0.06	0.04
Net realized and unrealized gain (loss)	2.27	(1.45)	0.96	2.26	3.30

Net increase (decrease) from investment operations	2.33	(1.37)	0.98	2.32	3.34

Distributions:[2]
From net investment income	(0.24)	(0.16)	(0.11)	(0.04)	(0.02)
From net realized gain	(0.51)	—	—	—	—

Total distributions	(0.75)	(0.16)	(0.11)	(0.04)	(0.02)

Net asset value, end of year	$16.29	$14.71	$16.24	$15.37	$13.09

Total Return[3]
Based on net asset value	15.90%	(8.51)%	6.40%	17.76%	34.30%

Ratios to Average Net Assets
Total expenses	2.01%	2.21%	2.01%	1.98%	2.06%

Total expenses after fees waived and/or paid indirectly	1.95%	2.21%	2.01%	1.98%	2.06%

Net investment income	0.37%	0.53%	0.12%	0.41%	0.37%

Supplemental Data
Net assets, end of year (000)	$38,081	$77,352	$92,568	$92,201	$79,259

Portfolio turnover rate	14%	15%	19%	14%	13%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

46	FDP SERIES, INC.	MAY 31, 2017

Notes to Financial Statements

1. Organization:

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. Each Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
FDP BlackRock CoreAlpha Bond Fund (formerly FDP BlackRock Franklin Templeton Total Return Fund)	CoreAlpha Bond Fund	Diversified
FDP BlackRock MFS Research International Fund	MFS Fund	Diversified
FDP BlackRock Janus Growth Fund	Janus Fund	Diversified
FDP BlackRock Invesco Value Fund	Invesco Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 14, 2016, the Board approved a proposal to change the name of CoreAlpha Bond Fund from “FDP BlackRock Franklin Templeton Total Return Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. All of these changes became effective on March 10, 2017.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or

FDP SERIES, INC.	MAY 31, 2017	47

Notes to Financial Statements (continued)

designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For MFS Fund, Janus Fund and Invesco Fund, distributions paid by the Funds are recorded on the ex-dividend date. For CoreAlpha Bond Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

48	FDP SERIES, INC.	MAY 31, 2017

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach..

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)    recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)    quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

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Notes to Financial Statements (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)    changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed

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Notes to Financial Statements (continued)

by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly

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Notes to Financial Statements (continued)

sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, CoreAlpha Bond Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
BMC Software Finance, Inc.	$288,534	$280,801	$276,993	$(3,808)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell,

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Notes to Financial Statements (continued)

re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a

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Notes to Financial Statements (continued)

call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically

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contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Not exceeding $1 Billion	0.40%	0.90%	0.80%	0.70%
$1 Billion — $3 Billion	0.38%	0.85%	0.75%	0.66%
$3 Billion — $5 Billion	0.36%	0.81%	0.72%	0.63%
$5 Billion — $10 Billion	0.35%	0.78%	0.70%	0.61%
Greater than $10 Billion	0.34%	0.77%	0.68%	0.60%

With respect to MFS Fund, Janus Fund and Invesco Fund, the Manager entered into separate sub-advisory agreements. The Manager pays each sub-adviser for services it provides a monthly fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Adviser	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Janus Fund	Janus Capital Management, LLC	0.40% of first $200 million
		0.35% above $200 million
Invesco Fund	Invesco Advisers, Inc.	0.35%

Prior to March 10, 2017, Franklin Advisers, Inc., served as a sub-adviser to CoreAlpha Bond Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to 0.25% of the CoreAlpha Fund’s average daily net assets. Effective March 10, 2017, the sub-advisory agreement between the Manager and Franklin Advisers, Inc., with respect to CoreAlpha Bond Fund, was terminated.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under

FDP SERIES, INC.	MAY 31, 2017	55

Notes to Financial Statements (continued)

the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Investor A	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%
	Distribution Fees
Investor C	0.55%	0.75%	0.75%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Investor A	Investor C	Total
CoreAlpha Bond Fund	$205,611	$868,596	$1,074,207
MFS Fund	$143,303	$766,706	$910,009
Janus Fund	$127,920	$665,209	$793,129
Invesco Fund	$129,031	$685,254	$814,285

Transfer Agent: For the year ended May 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
CoreAlpha Bond Fund	$8,259	$92,300	$131,516	$232,075
MFS Fund	$6,396	$65,899	$95,618	$167,913
Janus Fund	$5,930	$59,680	$84,472	$150,082
Invesco Fund	$6,186	$60,887	$87,680	$154,753

In addition, the Funds pay the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations.

Other Fees: For the year ended May 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Investor A	$4,870	$2,853	$2,448	$2,388

For the year ended May 31, 2017, affiliates received CDSCs as follows:

	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Investor A	$1,277	$1,415	$938	$1,006
Investor C	$16,321	$9,808	$7,129	$7,899

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Institutional	1.95%	1.95%	1.95%	1.95%
Investor A	2.20%	2.20%	2.20%	2.20%
Investor C	2.75%	2.95%	2.95%	2.95%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2017, except for CoreAlpha Bond Fund, which is through September 30, 2018, unless approved by the Board and a majority of the independent directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended May 31, 2017, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

56	FDP SERIES, INC.	MAY 31, 2017

Notes to Financial Statements (continued)

The Manager, for the following Funds, voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of each Fund’s average daily net assets as follows:

MFS Fund	Janus Fund	Invesco Fund[1]
0.10%	0.05%	0.05%

[1]	Effective June 15, 2016.

With respect to Janus Fund, the Manager has contractually agreed to waive a portion of its investment advisory fee equal to 0.05% of the Fund’s average daily net assets over $200 million. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the sub-advisory agreement between BlackRock and Janus Capital Management, LLC are in effect, unless earlier terminated by the Manager or by the Independent Directors.

With respect to CoreAlpha Bond Fund, effective March 10, 2017, the Manager contractually agreed to waive a portion of its investment advisory fee as a percentage of the Fund’s average daily net assets as to limit the advisory fee to 0.32% through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

For the year ended May 31, 2017, the amounts waived were as follows:

	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Amount waived	$32,085	$139,146	$61,265	$59,926

For the year ended May 31, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Amount reimbursed	$2,417	$1,667	$1,450	$1,470

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended May 31, 2017, CoreAlpha Bond Fund waived $2,937.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective September 28, 2016, the waiver became contractual through September 30, 2017, except for CoreAlpha Bond Fund, which is through September 30, 2018. This contractual agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2017, no amounts were waived.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

FDP SERIES, INC.	MAY 31, 2017	57

Notes to Financial Statements (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers or common directors. For the year ended May 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
MFS Fund	$284,263	$606,437	$15,487
Invesco Fund	$126,955	$247,280	$190,875

7. Purchases and Sales:

For the year ended May 31, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Non-U.S. Government Securities	$549,254,634	$41,218,038	$58,860,339	$17,468,497
U.S. Government Securities	13,227,956	—	—	—

Total	$562,482,590	$41,218,038	$58,860,339	$17,468,497

Sales	CoreAlpha Bond Fund	MFS Fund	Janus Fund	Invesco Fund
Non-U.S. Government Securities	$592,126,330	$86,182,554	$102,108,710	$66,625,268
U.S. Government Securities	11,628,455	—	—	—

Total	$603,754,785	$86,182,554	$102,108,710	$66,625,268

For the year ended May 31, 2017, purchases and sales related to mortgage dollar rolls for CoreAlpha Bond Fund were $206,773,290 and $207,140,925, respectively.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to net operating losses, the characterization of corporate actions, the use of equalization, the accounting for swap agreements, the expiration of capital loss carryforwards, net paydown losses and foreign currency transactions were reclassified to the following accounts:

	CoreAlpha Bond Fund	MFS Research International Fund	Janus Growth Fund	Invesco Value Fund
Paid-in capital	—	$(257,228)	—	$905,005
Undistributed (distributions in excess of) net investment income	$(1,675,746)	$(49,425)	$1,188,520	$937,736
Accumulated net realized gain (loss)	$1,675,746	$306,653	$(1,188,520)	$(1,842,741)

The tax character of distributions paid was as follows:

		CoreAlpha Bond Fund	MFS Research International Fund	Janus Growth Fund	Invesco Value Fund
Ordinary income	05/31/17	$2,308,629	$1,071,366	$2,059,836	$3,000,104
	05/31/16	$8,202,561	$895,356	—	$2,040,580
Long-term capital gains[1]	05/31/17	—	—	$6,218,184	$4,376,450
	05/31/16	$1,048,207	—	$22,273,335	$578,358
Return of capital	05/31/17	$1,704,279	—	—	—

Total	05/31/17	$4,012,908	$1,071,366	$8,278,020	$7,376,554

	05/31/16	$9,250,768	$895,356	$22,273,335	$2,618,938

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

58	FDP SERIES, INC.	MAY 31, 2017

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	CoreAlpha Bond Fund	MFS Research International Fund	Janus Growth Fund	Invesco Value Fund
Undistributed ordinary income	—	$903,801	$404,259	$92,687
Undistributed long-term capital gains	—	—	3,543,650	4,794,627
Capital loss carryforwards	$(2,037,017)	(37,091,429)	—	—
Net unrealized gains[1]	957,240	31,923,734	24,887,361	31,572,363
Qualified late-year losses[2]	(1,110,445)	—	—	(172,686)

Total	$(2,190,222)	$(4,263,894)	$28,835,270	$36,286,991

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	CoreAlpha Bond Fund	MFS Research International Fund
No expiration date[1]	$2,037,017	$6,617,924
2018	—	30,473,505

Total	$2,037,017	$37,091,429

[1]	Must be utilized prior to losses subject to expiration.

As of May 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	CoreAlpha Bond Fund	MFS Research International Fund	Janus Growth Fund	Invesco Value Fund
Tax cost	$205,245,416	$95,265,707	$85,273,210	$73,116,770

Gross unrealized appreciation	$3,225,311	$34,378,629	$26,364,976	$34,987,875
Gross unrealized depreciation	(1,921,294)	(2,461,027)	(1,477,615)	(3,415,870)

Net unrealized appreciation (depreciation)	$1,304,017	$31,917,602	$24,887,361	$31,572,005

9. Bank Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

FDP SERIES, INC.	MAY 31, 2017	59

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Janus Fund invested a significant portion of its assets in securities in the information technology sector. Invesco Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

CoreAlpha Bond Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

MFS Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

60	FDP SERIES, INC.	MAY 31, 2017

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
CoreAlpha Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	108,774	$1,115,796	161,858	$1,667,732
Shares issued in reinvestment of distributions	15,011	153,769	29,413	297,292
Shares redeemed	(191,645)	(1,961,167)	(153,615)	(1,572,102)

Net increase (decrease)	(67,860)	$(691,602)	37,656	$392,922

Investor A
Shares sold	2,724,501	$27,921,810	1,517,546	$15,666,221
Shares issued in reinvestment of distributions	162,113	1,661,463	350,078	3,539,570
Shares redeemed	(2,158,779)	(22,106,039)	(2,444,267)	(25,012,644)

Net increase (decrease)	727,835	$7,477,234	(576,643)	$(5,806,853)

Investor C
Shares sold	999,804	$10,235,950	2,302,481	$23,771,602
Shares issued in reinvestment of distributions	153,159	1,569,733	430,754	4,345,876
Shares redeemed	(6,732,186)	(68,840,028)	(3,790,876)	(38,814,006)

Net decrease	(5,579,223)	$(57,034,345)	(1,057,641)	$(10,696,528)

Total Net Decrease	(4,919,248)	$(50,248,713)	(1,596,628)	$(16,110,459)

	Year Ended May 31, 2017		Year Ended May 31, 2016
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	46,893	$532,671	107,256	$1,247,272
Shares issued in reinvestment of distributions	6,464	71,875	5,067	64,961
Shares redeemed	(160,013)	(1,848,542)	(93,030)	(1,062,952)

Net increase (decrease)	(106,656)	$(1,243,996)	19,293	$249,281

Investor A
Shares sold	1,986,670	$24,815,183	1,063,939	$12,193,856
Shares issued in reinvestment of distributions	56,966	630,613	44,728	570,735
Shares redeemed	(1,534,616)	(17,645,886)	(1,194,053)	(13,627,319)

Net increase (decrease)	509,020	$7,799,910	(85,386)	$(862,728)

Investor C
Shares sold	536,056	$5,975,626	1,470,672	$16,758,629
Shares issued in reinvestment of distributions	22,389	246,496	12,141	154,075
Shares redeemed	(4,868,252)	(57,515,255)	(2,048,960)	(23,164,096)

Net increase (decrease)	(4,309,807)	$(51,293,133)	(566,147)	$(6,251,392)

Total Net Increase (Decrease)	(3,907,443)	$(44,737,219)	(632,240)	$(6,864,839)

FDP SERIES, INC.	MAY 31, 2017	61

Notes to Financial Statements (concluded)

	Year Ended May 31, 2017		Year Ended May 31, 2016
Janus Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	24,535	$368,235	58,140	$902,872
Shares issued in reinvestment of distributions	18,043	267,519	42,063	680,048
Shares redeemed	(111,748)	(1,694,294)	(77,968)	(1,180,018)

Net increase (decrease)	(69,170)	$(1,058,540)	22,235	$402,902

Investor A
Shares sold	1,201,434	$18,782,465	565,573	$8,499,400
Shares issued in reinvestment of distributions	198,963	2,853,634	469,745	7,381,175
Shares redeemed	(1,032,825)	(15,150,403)	(903,098)	(13,394,207)

Net increase	367,572	$6,485,696	132,220	$2,486,368

Investor C
Shares sold	255,933	$3,335,242	847,883	$11,673,847
Shares issued in reinvestment of distributions	320,018	4,133,904	796,813	11,447,573
Shares redeemed	(3,573,476)	(48,203,577)	(1,645,532)	(22,258,511)

Net decrease	(2,997,525)	$(40,734,431)	(836)	$862,909

Total Net Increase (decrease)	(2,699,123)	$(35,307,275)	153,619	$3,752,179

	Year Ended May 31, 2017		Year Ended May 31, 2016
Invesco Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	19,138	$304,512	64,673	$973,501
Shares issued in reinvestment of distributions	15,217	250,270	6,130	96,909
Shares redeemed	(120,083)	(1,953,413)	(68,331)	(1,013,223)

Net increase (decrease)	(85,728)	$(1,398,631)	2,472	$57,187

Investor A
Shares sold	1,107,273	$18,364,034	651,803	$9,666,575
Shares issued in reinvestment of distributions	150,075	2,449,109	56,706	891,701
Shares redeemed	(1,132,968)	(18,310,260)	(807,927)	(11,966,910)

Net increase (decrease)	124,380	$2,502,883	(99,418)	$(1,408,634)

Investor C
Shares sold	165,827	$2,548,972	868,609	$12,716,424
Shares issued in reinvestment of distributions	170,041	2,737,667	47,315	744,417
Shares redeemed	(3,254,931)	(52,284,120)	(1,359,216)	(19,840,101)

Net decrease	(2,919,063)	$(46,997,481)	(443,292)	$(6,379,260)

Total Net Decrease	(2,880,411)	$(45,893,229)	(540,238)	$(7,730,707)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	FDP SERIES, INC.	MAY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders of FDP BlackRock CoreAlpha Bond Fund, FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund and FDP BlackRock Invesco Value Fund and the Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FDP BlackRock CoreAlpha Bond Fund (formerly FDP BlackRock Franklin Templeton Total Return Fund), FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund and FDP BlackRock Invesco Value Fund, each a series of FDP Series, Inc., (collectively, the “Funds”) as of May 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FDP BlackRock CoreAlpha Bond Fund, FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund and FDP BlackRock Invesco Value Fund, each a series of FDP Series, Inc., as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2017

Important Tax Information (Unaudited)

During fiscal year ended May 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc.

	Payable Date/ Months Paid	CoreAlpha Bond Fund	MFS Research International Fund	Janus Growth Fund	Invesco Value Fund
Qualified Dividend Income for Individuals[1]	7/22/2016	—	100.00%[2]	—	100.00%
	12/12/2016	—	—	37.30%	100.00%
	June 2016 - December 2016	2.20%	—	—	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	7/22/2016	—	—	—	100.00%
	12/12/2016	—	—	35.84%	72.69%
	June 2016 - December 2016	1.70%	—	—
Foreign Source Income[1,2]	7/22/2016	—	100.00%	—	—
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents[3]	12/12/2016	—	—	100.00%	28.24%
	June 2016 - December 2016	61.85%	—	—	—
Federal Obligation Interest[4]	June 2016 - December 2016	5.32%	—	—	—
Foreign Taxes Paid Per Share[5]	7/22/2016	—	$0.028357	—	—
Long-term capital gains per share	7/22/2016	—	—	$0.509383	$0.057487
	12/12/2016	—	—	$0.148517	$0.377347

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[4]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[5]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

FDP SERIES, INC.	MAY 31, 2017	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of FDP BlackRock CoreAlpha Bond (the “CoreAlpha Fund”), FDP BlackRock Invesco Value Fund (the “Invesco Fund”), FDP BlackRock Janus Growth Fund (the “Janus Fund”), and FDP BlackRock MFS Research International Fund (the “MFS Fund”) (each, a “Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Invesco Advisers, Inc. (“Invesco”); (ii) Janus Capital Management, LLC (“Janus”); and (iii) Massachusetts Financial Services Company (“MFS”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock,

BlackRock’s personnel and affiliates, and the Sub-Advisors, including (as applicable): investment management; administrative and shareholder services; the oversight of service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors, as applicable, to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s , the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates along with investment professionals’ investments in the fund(s) they manage; (m) periodic updates on BlackRock’s and the Sub-Advisors’ businesses; and (n) sub-advisory fees paid by the Manager to the Sub-Advisors, the division of responsibilities among the Manager and the Sub-Advisors, and the oversight of the Sub-Advisors provided by the Manager.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel, BlackRock, and the Sub-Advisors, as applicable, to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by

64	FDP SERIES, INC.	MAY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Broadridge1; (b) information on the profits realized by BlackRock and its affiliates, and the Sub-Advisors pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock and the Sub-Advisors with questions and requests for additional information. BlackRock and the Sub-Advisors responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel and the investment personnel of each Sub-Advisor to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors, as applicable, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, and the investment personnel of each Sub-Advisor. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock and the Sub-Advisors, as applicable: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; and risk analysis and oversight capabilities; and, with respect to the CoreAlpha Fund, the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the CoreAlpha Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

FDP SERIES, INC.	MAY 31, 2017	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Invesco Fund ranked in the first, fourth and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Invesco Fund’s underperformance during the three-year period. Additionally, the Board, BlackRock, and Invesco discussed the Invesco Fund’s investment performance.

The Board noted that for the one-, three- and five-year periods reported, the Janus Fund ranked in the third, fourth, and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Janus Fund’s underperformance during these periods. Effective January 29, 2016 the Janus Fund transitioned sub-advisers from Marsico Capital Management, LLC to Janus, and became the FDP BlackRock Janus Growth Fund. Additionally, the Board, BlackRock, and Janus discussed the Janus Fund’s investment performance.

The Board noted that for the one-, three- and five-year periods reported, the MFS Fund ranked in the fourth, fourth, and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the MFS Fund’s underperformance during these periods. Additionally, the Board, BlackRock, and MFS discussed the MFS Fund’s investment performance.

The Board noted that for each of the one-, three- and five-year periods reported, the CoreAlpha Fund ranked in the fourth quartile, against its Broadridge Performance Universe. The Board and BlackRock reviewed the CoreAlpha Fund’s underperformance during these periods. Effective March 10, 2017, Franklin Advisers, Inc. was terminated as sub-adviser to the CoreAlpha Fund and the Fund changed its name from FDP BlackRock Franklin Templeton Total Return Fund to FDP BlackRock CoreAlpha Bond Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract

66	FDP SERIES, INC.	MAY 31, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Invesco Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Invesco Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Invesco Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Invesco Fund. The waiver was implemented on June 15, 2016. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

The Board noted that the Janus Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Janus Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Janus Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Janus Fund. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Janus Fund. The voluntary waiver was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

The Board noted that the MFS Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the MFS Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the MFS Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the MFS Fund. The waiver was implemented on June 1, 2015. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

The Board noted that the CoreAlpha Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the CoreAlpha Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the CoreAlpha Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual advisory fee waiver. This waiver was implemented on March 10, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

FDP SERIES, INC.	MAY 31, 2017	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2018, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor, as applicable, with respect to each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68	FDP SERIES, INC.	MAY 31, 2017

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Company”), on behalf of its series FDP BlackRock Janus Growth Fund (the “Fund”), met in person on February 14-15, 2017 (the “February Meeting”) to consider the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and Janus Capital Management LLC (“Janus”) with respect to the Fund in connection with the anticipated termination of the sub-advisory agreement between the Manager and Janus on the effective date of the change of control of Janus. The Sub-Advisory Agreement was substantially the same as the prior sub-advisory agreement.

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager and the prior sub-advisory agreement between the Manager and Janus with respect to the Fund were most recently approved by the Board at in-person meetings on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”). A discussion of the basis for the Board’s approval of these agreements at the April and May Meetings is included in the Fund’s annual shareholder report for the reporting period ended May 31, 2016. The factors considered by the Board at the February Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April and May Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and Janus with respect to the Fund for a one-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

FDP SERIES, INC.	MAY 31, 2017	69

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 99 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 99 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 99 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 99 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	28 RICs consisting of 99 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 99 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 99 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 99 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

70	FDP SERIES, INC.	MAY 31, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 99 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 99 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 99 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 99 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

FDP SERIES, INC.	MAY 31, 2017	71

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Corporation’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Corporation.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisers Massachusetts Financial Services Company Boston, MA 02199	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Janus Capital Management, LLC Denver, CO 80206 Invesco Advisers, Inc. Atlanta, GA 30309	Accounting Agent State Street Bank and Trust Company Boston, MA 02111

72	FDP SERIES, INC.	MAY 31, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

FDP SERIES, INC.	MAY 31, 2017	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	FDP SERIES, INC.	MAY 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-5/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
FDP BlackRock CoreAlpha Bond Fund	$48,425	$52,773	$2,000	$1,312	$15,402	$15,402	$0	$0
FDP BlackRock Invesco Value Fund	$30,566	$31,786	$2,000	$847	$13,140	$12,240	$0	$0
FDP BlackRock Janus Growth Fund	$30,566	$31,786	$2,000	$850	$13,140	$12,240	$0	$0
FDP BlackRock MFS Research International Fund	$32,912	$34,132	$2,000	$991	$14,160	$13,260	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment

Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
FDP BlackRock CoreAlpha Bond Fund	$17,402	$16,714
FDP BlackRock Invesco Value Fund	$15,140	$13,087
FDP BlackRock Janus Growth Fund	$15,140	$13,090
FDP BlackRock MFS Research International Fund	$16,160	$14,251

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b)    Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: August 4, 2017